                                                                        WSP&R
                                                                        DRAFT
                                                                       9/14/98
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                  AMENDED AND RESTATED DECLARATION OF TRUST


                               NVP CAPITAL III















                         DATED AS OF ________, 1998






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

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
                                   ARTICLE I

                         INTERPRETATION AND DEFINITIONS

Section 1.1    Definitions. . . . . . . . . . . . . . . . . . . . . . . . .   1

                                  ARTICLE II

                              TRUST INDENTURE ACT

Section 2.1    Trust Indenture Act; Application . . . . . . . . . . . . . .   7
Section 2.2    Lists of Holders of Trust Securities . . . . . . . . . . . .   7
Section 2.3    Reports by the Property Trustee. . . . . . . . . . . . . . .   8
Section 2.4    Periodic Reports to Property Trustee . . . . . . . . . . . .   8
Section 2.5    Evidence of Compliance with Conditions Precedent . . . . . .   8
Section 2.6    Events of Default; Waiver. . . . . . . . . . . . . . . . . .   8
Section 2.7    Event of Default; Notice . . . . . . . . . . . . . . . . . .   9

                                  ARTICLE III

                                 ORGANIZATION

Section 3.1    Name . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
Section 3.2    Office . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
Section 3.3    Purpose. . . . . . . . . . . . . . . . . . . . . . . . . . .  10
Section 3.4    Authority. . . . . . . . . . . . . . . . . . . . . . . . . .  11
Section 3.5    Title to Property of the Trust . . . . . . . . . . . . . . .  11
Section 3.6    Powers and Duties of the Regular Trustees. . . . . . . . . .  11
Section 3.7    Prohibition of Actions by the Trust and the Trustees . . . .  13
Section 3.8    Powers and Duties of the Property Trustee. . . . . . . . . .  14
Section 3.9    Certain Duties and Responsibilities of the Property Trustee.  16
Section 3.10   Certain Rights of Property Trustee.. . . . . . . . . . . . .  18
Section 3.11   Delaware Trustee.. . . . . . . . . . . . . . . . . . . . . .  20
Section 3.12   Execution of Documents.. . . . . . . . . . . . . . . . . . .  20
Section 3.13   Not Responsible for Recitals or Issuance of Trust
               Securities . . . . . . . . . . . . . . . . . . . . . . . . .  20
Section 3.14   Duration of Trust. . . . . . . . . . . . . . . . . . . . . .  20
Section 3.15   Mergers. . . . . . . . . . . . . . . . . . . . . . . . . . .  20



                                       i

                                   ARTICLE IV

                                    SPONSOR

Section 4.1    Sponsor's Purchase of Common Securities. . . . . . . . . . .  22
Section 4.2    Responsibilities of the Sponsor. . . . . . . . . . . . . . .  22

                                   ARTICLE V

                                   TRUSTEES

Section 5.1    Number of Trustees . . . . . . . . . . . . . . . . . . . . .  23
Section 5.2    Delaware Trustee; Eligibility. . . . . . . . . . . . . . . .  23
Section 5.3    Property Trustee; Eligibility. . . . . . . . . . . . . . . .  23
Section 5.4    Qualifications of Regular Trustees Generally . . . . . . . .  24
Section 5.5    Initial Trustees.. . . . . . . . . . . . . . . . . . . . . .  24
Section 5.6    Appointment, Removal and Resignation of Trustees . . . . . .  25
Section 5.7    Vacancies among Trustees . . . . . . . . . . . . . . . . . .  26
Section 5.8    Effect of Vacancies. . . . . . . . . . . . . . . . . . . . .  26
Section 5.9    Meetings . . . . . . . . . . . . . . . . . . . . . . . . . .  26
Section 5.10   Delegation of Power. . . . . . . . . . . . . . . . . . . . .  27

                                   ARTICLE VI

                                 DISTRIBUTIONS

Section 6.1    Distributions. . . . . . . . . . . . . . . . . . . . . . . .  27

                                  ARTICLE VII

                          ISSUANCE OF TRUST SECURITIES

Section 7.1    General Provisions Regarding Trust Securities. . . . . . . .  27

                                 ARTICLE VIII

                                 TERMINATION

Section 8.1    Termination of Trust . . . . . . . . . . . . . . . . . . . .  29




                                      ii


                                 ARTICLE IX

                             TRANSFER OF INTEREST

Section 9.1    Transfer of Trust Securities . . . . . . . . . . . . . . . .  29
Section 9.2    Transfer of Certificates . . . . . . . . . . . . . . . . . .  30
Section 9.3    Deemed Trust Security Holders. . . . . . . . . . . . . . . .  30
Section 9.4    Book-Entry Interests . . . . . . . . . . . . . . . . . . . .  30
Section 9.5    Notices to Depositary. . . . . . . . . . . . . . . . . . . .  31
Section 9.6    Appointment of Successor Depositary. . . . . . . . . . . . .  31
Section 9.7    Definitive Preferred Security Certificates . . . . . . . . .  31
Section 9.8    Mutilated, Destroyed, Lost or Stolen Certificates. . . . . .  32

                                  ARTICLE X

                      LIMITATION OF LIABILITY OF HOLDERS
                    OF TRUST SECURITIES, TRUSTEES OR OTHERS

Section 10.1   Liability. . . . . . . . . . . . . . . . . . . . . . . . . .  33
Section 10.2   Exculpation. . . . . . . . . . . . . . . . . . . . . . . . .  33
Section 10.3   Fiduciary Duty . . . . . . . . . . . . . . . . . . . . . . .  34
Section 10.4   Indemnification. . . . . . . . . . . . . . . . . . . . . . .  35
Section 10.5   Outside Businesses . . . . . . . . . . . . . . . . . . . . .  35

                                 ARTICLE XI

                                 ACCOUNTING

Section 11.1   Fiscal Year. . . . . . . . . . . . . . . . . . . . . . . . .  36
Section 11.2   Certain Accounting Matters . . . . . . . . . . . . . . . . .  36
Section 11.3   Banking. . . . . . . . . . . . . . . . . . . . . . . . . . .  36
Section 11.4   Withholding. . . . . . . . . . . . . . . . . . . . . . . . .  37

                                  ARTICLE XII

                            AMENDMENTS AND MEETINGS

Section 12.1   Amendments . . . . . . . . . . . . . . . . . . . . . . . . .  37
Section 12.2   Meetings of the Holders of Trust Securities; Action by
               Written Consent. . . . . . . . . . . . . . . . . . . . . . .  39



                                      iii


                                  ARTICLE XIII

                        REPRESENTATIONS AND WARRANTIES OF
                      PROPERTY TRUSTEE AND DELAWARE TRUSTEE

Section 13.1   Representations and Warranties of Property Trustee . . . . .  40
Section 13.2   Representations and Warranties of Delaware Trustee . . . . .  41

                                 ARTICLE XIV

                                 MISCELLANEOUS

Section 14.1   Notices. . . . . . . . . . . . . . . . . . . . . . . . . . .  42
Section 14.2   Governing Law. . . . . . . . . . . . . . . . . . . . . . . .  43
Section 14.3   Intention of the Parties . . . . . . . . . . . . . . . . . .  43
Section 14.4   Headings . . . . . . . . . . . . . . . . . . . . . . . . . .  43
Section 14.5   Successors and Assigns . . . . . . . . . . . . . . . . . . .  43
Section 14.6   Partial Enforceability . . . . . . . . . . . . . . . . . . .  43
Section 14.7   Counterparts . . . . . . . . . . . . . . . . . . . . . . . .  43


Exhibit A . . . . . . . . Terms of Trust Securities
Exhibit B . . . . . . . . Form of Preferred Securities Guarantee Agreement
Exhibit C . . . . . . . . Form of Common Securities Guarantee Agreement

                              CROSS-REFERENCE TABLE*

        Section of Trust Indenture
         Act of 1939, as amended           Section of Declaration
        ---------------------------        ----------------------
                 310(a)                    5.3(a)

                 310(b)                    5.3(c)

                 310(c)                    Inapplicable

                 311(c)                    Inapplicable

                 312(a)                    2.2(a)

                 312(b)                    2.2(b)

                 313                       2.3

                 314(a)                    2.4

                 314(b)                    Inapplicable

                 314(c)                    2.5

                 314(d)                    Inapplicable

                 314(f)                    Inapplicable

                 315(a)                    3.9(b)

                 315(b)                    2.7

                 315(c)                    3.9(a)

                 315(d)                    3.9(b)

                 316(a)                    2.6, Exhibit A 5(b) & 6(c)

                 316(c)                    3.6(c)

                 317(a)                    3.8(e) & 3.8(g)

                 317(b)                    3.8(h)

                 318                       2.1

* This Cross-Reference Table does not constitute part of the Declaration and shall not affect the interpretation of any of its terms or provisions.

                   AMENDED AND RESTATED DECLARATION OF TRUST

     AMENDED AND RESTATED DECLARATION OF TRUST (this "Declaration") of NVP Capital III (the "Trust") dated as of ________, 1998 among (a) Nevada Power Company, a Nevada corporation, as trust sponsor (the "Sponsor"), (b) IBJ Schroder Bank & Trust Company, a New York banking corporation, as property trustee (the "Property Trustee"), (c) Delaware Trust Capital Management, Inc., a Delaware banking association, as Delaware trustee (the "Delaware Trustee"), (d) Richard L. Hinckley and Richard C. Schmalz, individuals whose address is c/o Nevada Power Company, 6226 West Sahara Avenue, Las Vegas, Nevada 89146 (each, a "Regular Trustee" and, together with the Property Trustee and the Delaware Trustee, the "Trustees") and (e) the holders, from time to time, of undivided beneficial interests in the Trust to be issued pursuant to this Declaration.

     WHEREAS, the Delaware Trustee and the Sponsor established the Trust under the Business Trust Act (as hereinafter defined) pursuant to a Declaration of Trust dated as of March 23, 1998, (the "Original Declaration") and a Certificate of Trust filed with the Secretary of State of the State of Delaware on March 23, 1998, for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in the Subordinated Debentures (as hereinafter defined);

     WHEREAS, as of the date hereof, no interests in the Trust have been issued; and

     WHEREAS, all of the Trustees and the Sponsor, by this Declaration, amend and restate each and every term and provision of the Original Declaration;

     NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a business trust under the Business Trust Act and that this Declaration constitute the governing instrument of such business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.

                                  ARTICLE I

                         INTERPRETATION AND DEFINITIONS

     Section 1.1  DEFINITIONS

     (a) Capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this
          Section 1.1;

     (b) a term defined anywhere in this Declaration has the same meaning throughout;

     (c) all references to "this Declaration" are to this Declaration as modified, supplemented or amended from time to time;

     (d) all references in this Declaration to Articles and Sections and Exhibits are to Articles and Sections of, and Exhibits to, this Declaration unless otherwise specified;

     (e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires; and

     (f)  a reference to the singular includes the plural and vice versa.

     "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

     "Authorized Officer" of a Person means any Person that is authorized to bind such Person and, with respect to the Sponsor, the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Treasurer, any assistant Treasurer, or other officer or agent of the Sponsor duly authorized by the board of directors of the Sponsor to act in respect of matters relating to this Declaration.

     "Book-Entry Interests" mean beneficial interests in a Global Certificate, ownership and transfers of which shall be maintained and made through book-entries by the Depositary as described in Section 9.4.

     "Business Day" means any day other than a day on which banking institutions in New York, New York are authorized or required by law to close.

     "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 ET SEQ., as it may be amended from time to time.

     "Certificate" means a Common Security Certificate or a Preferred Security Certificate.

     "Closing Date" means _______, 1998.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Common Securities" has the meaning specified in Section 7.1.

     "Common Securities Guarantee" means the guarantee agreement of the Sponsor dated as of _________, 1998 in respect of the Common Securities in the form of Exhibit C.

     "Common Security Certificate" means a definitive certificate in fully registered form representing a Common Security substantially in the form of Annex II to Exhibit A.

     "Corporate Trust Office" means the principal office of the Property Trustee at which at any particular time its corporate trust business shall be administered which office at the date of execution of this Declaration is located at One State Street, New York, New York 10004, Attention: Corporate Trust Department.

     "Covered Person" means: (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Trust Securities.

     "Delaware Trustee" has the meaning set forth in the preamble hereof and any successor trustee meeting the eligibility requirements set forth in Section 5.2.

     "Definitive Preferred Security Certificates" has the meaning set forth in
Section 9.4.

     "Depositary" means an organization registered as a clearing agency pursuant to Section 17A of the Exchange Act that is acting as depositary for the Preferred Securities and in whose name or in the name of a nominee of that organization shall be registered a Global Certificate and which shall undertake to effect book-entry transfers and pledges of Book-Entry Interests.

     "Depositary Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Depositary effects book-entry transfers and pledges of securities deposited with the Depositary.

     "Direction" by a Person means a written direction signed:

     (a)  if the Person is a natural person, by that Person; or

     (b) in any other case, in the name of such Person by one or more Authorized Officers of that Person.

     "Distribution" means a distribution payable to Holders of Trust Securities in accordance with Section 6.1.

     "DTC" means The Depository Trust Company, New York, New York, the initial Depositary.

     "Exchange Act" means the Securities Exchange Act of 1934, as the same may be amended from time to time, or any successor legislation.

     "Event of Default," in respect of the Trust Securities, means an Event of Default (as defined in the Indenture) has occurred and is continuing in respect of the Subordinated Debentures.

     "Global Certificate" has the meaning specified in Section 9.4.

     "Guarantee Trustee" means IBJ Schroder Bank & Trust Company, as trustee under the Preferred Securities Guarantee, until a successor is appointed thereunder and thereafter means such successor trustee.

     "Holder" means a Person in whose name a Certificate representing a Trust Security is registered on the books and records of the Trust, such Person being a beneficial owner within the meaning of the Business Trust Act, PROVIDED, THAT, in determining whether the holders of the requisite percentage of Preferred Securities have given any request, notice, consent or waiver hereunder, "Holder" shall not include the Sponsor, as guarantor of the Trust Securities, or any Affiliate of the Sponsor.

     "Indemnified Person" means (a) any Trustee or the Property Trustee; (b) any Affiliate of any Trustee or the Property Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Trustee or the Property Trustee; or (d) any employee or agent of the Trust or its Affiliates.

     "Indenture" means the Indenture dated as of _________, 1998 among the Sponsor and the Indenture Trustee as modified, supplemented or amended from time to time.

     "Indenture Trustee" means IBJ Schroder Bank & Trust Company, as trustee under the Indenture, until a successor is appointed thereunder, and thereafter means such successor trustee.

     "Investment Company" means an investment company as defined in the Investment Company Act.

     "Investment Company Act" means the Investment Company Act of 1940, as the same may be amended from time to time, or any successor legislation.

     "Legal Action" has the meaning set forth in Section 3.6(e).

     "Majority in liquidation amount" means, except as provided in the terms of the Trust Securities and the Trust Indenture Act, Holders of outstanding Trust Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities voting separately as a class, representing more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accumulated and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Trust Securities of the relevant class.

     "Maturity Date" has the meaning set forth in Section 101 of the Indenture.

     "Officer's Certificate" means, with respect to any Person, a certificate signed by an Authorized Officer of such Person. Any Officer's Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

          (a) a statement that such officer signing the Certificate has read the covenant or condition and the definition relating thereto;

          (b) a brief statement of the nature and scope of the examination or investigation undertaken by such officer in rendering the Certificate;

          (c) a statement that such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement as to whether, in the opinion of such officer, such condition or covenant has been complied with.

     "Opinion of Counsel" or "opinion of counsel" means a written opinion of counsel who may be counsel of the Trustee, the Property Trustee, or the Sponsor, and who shall be reasonably acceptable to the Property Trustee.

     "Paying Agent" has the meaning specified in Section 3.8(h).

     "Payment Amount" has the meaning specified in Section 6.1.

     "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

     "Preferred Securities Guarantee" means the guarantee agreement between the Sponsor and the Guarantee Trustee dated as of _________, 1998, in respect of the Preferred Securities in the form of Exhibit B.

     "Preferred Securities" has the meaning specified in Section 7.1.

     "Preferred Security Beneficial Owner" means, with respect to a Book-Entry Interest, a Person who is the beneficial owner of such Book-Entry Interest, as reflected on the books of the Depositary, or on the books of a Person maintaining an account with such Depositary (directly as a Depositary Participant or as an indirect participant, in each case in accordance with the rules of such Depositary).

     "Preferred Security Certificate" means a certificate representing a Preferred Security substantially in the form of Annex I to Exhibit A.

     "Property Trustee" has the meaning set forth in the preamble hereof or any successor trustee meeting the eligibility requirements set forth in Section 5.3.

     "Property Trustee Account" has the meaning set forth in Section 3.8(c).

     "Prospectus" means that certain prospectus dated _________, 1998 relating to the Preferred Securities.

     "Quorum" means a majority of the Regular Trustees or, if there are only two Regular Trustees, both of them.

     "Regular Trustee" has the meaning set forth in the preamble hereof, or any successor in interest in such capacity, or any successor trustee appointed as herein provided.

     "Related Party" means, with respect to the Sponsor, any direct or indirect wholly owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

     "Responsible Officer" means, with respect to the Property Trustee, any vice-president, any assistant vice-president, the secretary, any assistant secretary, the treasurer, any assistant treasurer or any other officer in the Corporate Trust Office of the Property Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Declaration and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

     "Rule 3a-5" means Rule 3a-5 under the Investment Company Act.

     "Securities Act" means the Securities Act of 1933, as the same may be amended from time to time, or any successor legislation.

     "66-2/3% in liquidation amount" means, except as provided in the terms of the Trust Securities and by the Trust Indenture Act, Holders of outstanding Trust Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities voting separately as a class, representing at least 66-2/3% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accumulated and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Trust Securities of the relevant class.

     "Sponsor" has the meaning set forth in the preamble hereof or any successor entity in a merger, consolidation or amalgamation.

     "Subordinated Debentures" means $72,164,950 aggregate principal amount of ___% Junior Subordinated Deferrable Interest Debentures due 2038 to be issued by the Sponsor under the Indenture and to be held by the Property Trustee for the benefit of the Trust.

     "Successor Entity" has the meaning set forth in Section 3.15(b).

     "Successor Securities" has the meaning set forth in Section 3.15(b).

     "10% in liquidation amount" means, except as provided in the terms of the Trust Securities or by the Trust Indenture Act, Holders of outstanding Trust Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities, voting separately as a class, representing at least 10% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accumulated and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Trust Securities of the relevant class.

     "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

     "Trustee" or "Trustees" has the meaning set forth in the preamble hereof, so long as such person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

     "Trust Indenture Act" means the Trust Indenture Act of 1939, as the same may be amended from time to time, or any successor legislation.

     "Trust Securities" means collectively the Common Securities and the Preferred Securities.

     "Underwriting Agreement" means the underwriting agreement for the offering and sale of the Preferred Securities by the underwriters named therein.

                                     ARTICLE II


                                TRUST INDENTURE ACT

     Section 2.1    TRUST INDENTURE ACT; APPLICATION

          (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions.

          (b) The Property Trustee shall be the only Trustee that is a Trustee for purposes of the Trust Indenture Act.

          (c) If and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such duties imposed by the Trust Indenture Act shall control.

          (d) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Trust Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

          (e) The Regular Trustee executing the certificate under Section 3.6(h) shall be deemed the principal executive officer and chief financial officer of the Trust for purposes of the Trust Indenture Act.

     Section 2.2    LISTS OF HOLDERS OF TRUST SECURITIES.

          (a) Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide the Property Trustee (i) within 14 days after each record date for payment of Distributions, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders of the Trust Securities ("List of Holders") as of such record date, PROVIDED THAT none of the Sponsor or the Regular Trustees on behalf of the Trust shall be obligated to provide such list of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Property Trustee by the Sponsor and the Regular Trustees on behalf of the Trust, and (ii) at any other time, within 30 days of receipt by the Trust of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Property Trustee. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity) PROVIDED THAT the Property Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

          (b) The Property Trustee shall comply with the obligations of an indenture trustee under Sections 311(a), 311(b) and 312(b) of the Trust Indenture Act.

     Section 2.3    REPORTS BY THE PROPERTY TRUSTEE.   Within 60 days after
December 31 of each year, the Property Trustee shall provide to the Holders of the Preferred Securities such reports as are required by Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

     Section 2.4    PERIODIC REPORTS TO PROPERTY TRUSTEE.   Each of the Sponsor
and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as required by Section 314 (if any) of the Trust Indenture Act and the compliance certificate required by
Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.

     Section 2.5 EVIDENCE OF COMPLIANCE WITH CONDITIONS PRECEDENT. Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by officers of the Sponsor and the Regular Trustee pursuant to Section 314(c)(1) of the Trust Indenture Act may be given in the form of an Officer's Certificate.

     Section 2.6    EVENTS OF DEFAULT; WAIVER.

          (a) The Holders of a Majority in liquidation amount of Preferred Securities may, by vote, on behalf of the Holders of all of the Preferred Securities, waive any past

     Event of Default with respect to the Preferred Securities and its consequences, PROVIDED THAT, if the underlying Event of Default under the
     Indenture:

          (i) is not waivable under the Indenture, the Event of Default under this Declaration shall also not be waivable; or

          (ii) requires the consent or vote of all of the holders of the Subordinated Debentures to be waived under the Indenture, the Event of Default under this Declaration may only be waived by the vote of all of the Holders of the Preferred Securities.

     Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or an Event of Default with respect to the Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Preferred Securities of an Event of Default with respect to the Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Declaration without any further act, vote, or consent of the Holders of the Common Securities.

     (b) The Holders of a Majority in liquidation amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, PROVIDED THAT, if the underlying Event of Default under the Indenture:

               (i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under this Declaration as provided below in this
               Section 2.6(b), the Event of Default under this Declaration shall also not be waivable; or

               (ii) requires the consent or vote of all of the holders of the Subordinated Debentures to be waived, except where the Holders of the Common Securities are deemed to have waived such Event of Default under this Declaration as provided below in this Section 2.6(b), the Event of Default under this Declaration may only be waived by the vote of all of the Holders of Common Securities;

          PROVIDED THAT, each Holder of Common Securities will be deemed to have waived any such Event of Default and all Events of Default with respect to the Common Securities and its consequences until all Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Preferred Securities, and only the Holders of the Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of the Trust Securities. Subject to the foregoing provisions of this
          Section 2.6(b), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

          (c) A waiver of an Event of Default under the Indenture by the Property Trustee at the direction of the Holders of the Preferred Securities, constitutes a waiver of the corresponding Event of Default under this Declaration.

     Section 2.7    EVENT OF DEFAULT; NOTICE.

          (a) The Property Trustee shall, within 90 days after the occurrence of an Event of Default, transmit by mail, first class postage prepaid, to the Holders of the Trust Securities, notices of all defaults with respect to the Trust Securities known to the Property Trustee, unless such defaults have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 2.7(a) being hereby defined to be an Event of Default as defined in the Indenture, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein); PROVIDED THAT, except for a default in the payment of principal of or interest on any of the Subordinated Debentures, the Property Trustee shall be protected in withholding such notice if and so long as Responsible Officers of the Property Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of the Trust Securities.

          (b) The Property Trustee shall not be deemed to have knowledge of any default except:

               (i)  a default under Sections 401(l) and 401(2) of the Indenture;
               or

               (ii) any default as to which a Responsible Officer of the Property Trustee charged with the administration of this Declaration shall have obtained written or actual notice.


                                    ARTICLE III

                                   ORGANIZATION


     Section 3.1    NAME.     The Trust is named "NVP Capital III", as such
name may be modified from time to time by the Regular Trustees following written notice to the Holders of Trust Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

     Section 3.2    OFFICE.   The address of the principal office of the
Trust is c/o Nevada Power Company, 6226 West Sahara Avenue, Las Vegas, Nevada 89102. On ten Business Days written notice to the Holders of Trust Securities, the Regular Trustees may designate another principal office.

     Section 3.3 PURPOSE. The exclusive purposes and functions of the Trust are (a) to issue and sell Trust Securities and use the proceeds from such sale to acquire the Subordinated Debentures and (b) except as otherwise limited herein, to engage in only those other activities necessary or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust. All provisions of this Declaration shall be interpreted in a manner consistent with such purposes.

     Section 3.4    AUTHORITY.     Subject to the limitations provided in
this Declaration, including the provisions of Sections 3.11, 5.2 and 8.1(b), and to the specific duties of the Property Trustee, the Regular Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Regular Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Property Trustee in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Regular Trustees acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Regular Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

     Section 3.5    TITLE TO PROPERTY OF THE TRUST.    Except as provided in
Section 3.8 with respect to the Subordinated Debentures and the Property Trustee Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

     Section 3.6    POWERS AND DUTIES OF THE REGULAR TRUSTEES.   The Regular
Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities:

          (a) to issue and sell the Preferred Securities and the Common Securities in accordance with this Declaration; PROVIDED, HOWEVER, that the Trust may issue no more than one series of Preferred Securities and no more than one series of Common Securities, and, PROVIDED FURTHER, that there shall be no interests in the Trust other than the Trust Securities, and the issuance of Trust Securities shall be limited to the simultaneous issuance of both Preferred Securities and Common Securities on the Closing Date;

          (b) to acquire the Subordinated Debentures with the proceeds of the sale of the Trust Securities; PROVIDED, HOWEVER, that the Regular Trustees shall cause legal title to the Subordinated Debentures to be held of record in the name of the Property Trustee for the benefit of the Holders of the Trust Securities;

          (c) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of Section 316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Trust Securities as to such actions and applicable record dates;

          (d) to take all actions and perform such duties as may be required of the Regular Trustees pursuant to the terms of the Trust Securities;

          (e) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 3.8(e), the Property Trustee has the exclusive power to bring such Legal Action;

          (f) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

          (g) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

          (h) to give the certificate required by Section 314(a)(4) of the Trust Indenture Act to the Property Trustee, which certificate may be executed by a Regular Trustee;

          (i) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust;

          (j) to act as, or appoint another Person to act as, registrar and transfer agent for the Trust Securities;

          (k) to give prompt written notice to the Holders of the Trust Securities and the Property Trustee of any notice received from the Sponsor of its election (i) to defer payments of interest on the Subordinated Debentures by extending the interest payment period under the Indenture or (ii) to extend the scheduled maturity date on the Subordinated Debentures pursuant to the Indenture;

          (l) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing;

          (m) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Trust Securities or to enable the Trust to effect the purposes for which the Trust was created;

          (n) to take any action, not inconsistent with this Declaration or with applicable law, that the Regular Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 3.6, including, but not limited to:

               (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

               (ii) causing the Trust to be classified for United States federal income tax purposes as a grantor trust; and

               (iii) cooperating with the Sponsor to ensure that the Subordinated Debentures will be treated as indebtedness of the Sponsor for United States federal income tax purposes,


               PROVIDED THAT such action does not adversely affect the interests of Holders or vary the terms of the Preferred Securities; and

          (o) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Regular Trustees, on behalf of the Trust.

     The Regular Trustees must exercise the powers set forth in this Section
3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Regular Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.3.

     Subject to this Section 3.6, the Regular Trustees shall have none of the powers or the authority of the Property Trustee set forth in Section 3.8.

     Section 3.7     PROHIBITION OF ACTIONS BY THE TRUST AND THE TRUSTEES

          (a) The Trust shall not, and the Trustees and the Property Trustee shall not, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not and the Trustees and the Property Trustee shall cause the Trust not to:

               (i) invest any proceeds received by the Trust from holding the Subordinated Debentures, but shall distribute all such proceeds to Holders of Trust Securities pursuant to the terms of this Declaration and of the Trust Securities;

               (ii) acquire any assets other than as expressly provided herein;

               (iii) possess Trust property for other than a Trust purpose;

               (iv) make any loans or incur any indebtedness other than loans represented by the Subordinated Debentures;

               (v) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Trust Securities in any way whatsoever;

               (vi) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Trust Securities; or

               (vii) other than as provided in this Declaration or as set forth in Exhibit A hereto, (A) direct the time, method and place of exercising any trust or power conferred upon the Indenture Trustee with respect to the Subordinated Debentures, (B) waive any past default that is waivable under Section 413 of the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Subordinated Debentures shall be due and payable or (D) consent to any amendment, modification, waiver or termination of the Indenture or the Subordinated Debentures where such consent shall be required unless the Trust shall have received an opinion of counsel to the effect that such modification will not cause more than an insubstantial risk that for United States federal income tax purposes the Trust will not be classified as a grantor trust.

     Section 3.8     POWERS AND DUTIES OF THE PROPERTY TRUSTEE.

          (a) The legal title to the Subordinated Debentures shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Holders of the Trust Securities. The right, title and interest of the Property Trustee to the Subordinated Debentures shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with Section 5.6. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Subordinated Debentures have been executed and delivered.

          (b) The Property Trustee shall not transfer its right, title and interest in the Subordinated Debentures to the Regular Trustees or to the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee).

          (c)  The Property Trustee shall:

               (i) establish and maintain a segregated non-interest bearing trust account (the "Property Trustee Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders of the Trust Securities and, upon the receipt of payments of funds made in respect of the Subordinated Debentures held by the Property Trustee, deposit such funds into the Property Trustee Account and make Distributions to the Holders of the Trust Securities from the Property Trustee Account in accordance with Section 6.1. Funds in the Property Trustee Account shall be held uninvested until disbursed in accordance with this Declaration. The Property Trustee Account shall be an account that is maintained with the Property Trustee or with a banking institution the rating on whose long term unsecured indebtedness is at least equal to the rating assigned to the Preferred Securities by a "nationally recognized statistical rating organization", as that term is defined for purposes of Rule 436(g)(2) under the Securities Act;

               (ii) engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Trust Securities to the extent the Subordinated Debentures are redeemed or mature; and

               (iii) upon receipt of notice of distribution issued by the Regular Trustees in accordance with the terms of the Trust Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Subordinated Debentures to Holders of Trust Securities upon the occurrence of certain special events (as may be defined in the terms of the Trust Securities) arising from a change in law or a change in legal interpretation or other specified circumstances pursuant to the terms of the Trust Securities.

          (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of the Trust Securities.

          (e) The Property Trustee shall take any Legal Action that arises out of or in connection with an Event of Default or the Property Trustee's duties and obligations under this Declaration or the Trust Indenture Act.

          (f)  The Property Trustee shall not resign as a trustee unless either:

               (i) the Trust has been completely liquidated and the proceeds of such liquidation have been distributed to the Holders of Trust Securities pursuant to the terms of the Trust Securities; or

               (ii) a successor Property Trustee has been appointed and has accepted that appointment in accordance with Section 5.6.

          (g) The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Subordinated Debentures under the Indenture and, if an Event of Default occurs and is continuing, the Property Trustee shall, for the benefit of Holders of the Trust Securities, enforce its rights as holder of the Subordinated Debentures subject to the rights of the Holders pursuant to the terms of such Trust Securities.

          (h) The Property Trustee may authorize one or more Persons (each, a "Paying Agent") to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all Trust Securities and any such Paying Agent shall comply with Section 317(b) of the Trust Indenture Act. The Property Trustee may remove any Paying Agent at any time and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Property Trustee. The Property Trustee will be the initial Paying Agent.

          (i) Subject to this Section 3.8, the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Regular Trustees set forth in Section 3.6.

     The Property Trustee must exercise the powers set forth in this Section
3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3 and the Property Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

     Section 3.9     CERTAIN DUTIES AND RESPONSIBILITIES OF THE PROPERTY
TRUSTEE.

          (a) The Property Trustee, before the occurrence of any Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and no implied covenants shall be read into this Declaration against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6), the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

          (b) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

               (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

                      (A) the duties and obligations of the Property Trustee shall be determined solely by the express provisions of this Declaration, and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration, and no implied covenants or obligations shall be read into this Declaration against the Property Trustee; and

                      (B) in the absence of bad faith on the part of the Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration;

               (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

               (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Trust Securities at the time outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration;

               (iv) no provision of this Declaration shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or adequate indemnity against such risk or liability is not reasonably assured to it;

               (v) the Property Trustee's sole duty with respect to the custody, safekeeping and physical preservation of the Subordinated Debentures and the Property Trustee Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Declaration and the Trust Indenture Act;

               (vi) the Property Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Subordinated Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;

               (vii) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree with the Sponsor. Money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Property Trustee Account maintained by the Property Trustee pursuant to Section 3.8(c)(i) and except to the extent otherwise required by law; and

               (viii) the Property Trustee shall not be responsible for monitoring the compliance by the Regular Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Property Trustee be liable for the default or misconduct of the Regular Trustees or the Sponsor.

     Section 3.10     CERTAIN RIGHTS OF PROPERTY TRUSTEE.

          (a)  Subject to the provisions of Section 3.9:

               (i) the Property Trustee may rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

               (ii) any direction or act of the Sponsor or the Regular Trustees contemplated by this Declaration shall be sufficiently evidenced by a Direction or an Officer's Certificate;

               (iii) whenever in the administration of this Declaration, the Property Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) shall be entitled, in the absence of bad faith on its part, to request and rely upon an Officer's Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Regular Trustees;

               (iv) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) (or any re-recording, refiling or registration thereof);

               (v) the Property Trustee may consult with counsel or other experts and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion. Such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

               (vi) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Property Trustee security and indemnity, acceptable to the Property Trustee, against the costs, expenses (including attorneys' fees and expenses) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Property Trustee provided that, nothing contained in this Section 3.10(a)(vi) shall be taken to relieve the Property Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Declaration;

               (vii) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, Officer's Certificate, statement, instrument, opinion, Opinion of Counsel, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

               (viii) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

               (ix) any action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders of the Trust Securities, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action;

               (x) whenever in the administration of this Declaration the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder the Property Trustee (i) may request instructions from the Holders of the Trust Securities which instructions may only be given by the Holders of the same proportion in liquidation amount of the Trust Securities as would be entitled to direct the Property Trustee under the terms of the Trust Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in acting in accordance with such instructions; and

               (xi) except as otherwise expressly provided by this Declaration, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration.

     No provision of this Declaration shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or, authority available to the Property Trustee shall be construed to be a duty.

     Section 3.11 DELAWARE TRUSTEE. Notwithstanding any other provision of this Declaration other than Sections 5.2 and 8.1(b), the Delaware Trustee shall not be entitled to exercise any powers nor shall the Delaware Trustee have any of the duties and responsibilities of the Regular Trustees or the Property Trustee described in this Declaration. Except as set forth in Sections 5.2 and 8.1(b), the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of
Section 3807 of the Business Trust Act. The Delaware Trustee shall be entitled to the benefit of all of the immunities and indemnities that the Property Trustee is entitled to under this Declaration.

     Section 3.12 EXECUTION OF DOCUMENTS. Unless otherwise determined by the Regular Trustees, and except as otherwise required by the Business Trust Act, a majority of or, if there are only two, both of the Regular Trustees are authorized to execute on behalf of the Trust any documents that the Regular Trustees have the power and authority to execute pursuant to Section 3.6; provided that, any listing application prepared by the Sponsor referred to in Section 4.2(c) may be executed by one Regular Trustee.

     Section 3.13 NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF TRUST SECURITIES. The recitals contained in this Declaration and the Trust Securities shall be taken as the statements of the Sponsor and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Trust Securities.

     Section 3.14 DURATION OF TRUST. The Trust, unless terminated pursuant to the provisions of Article VIII hereof, shall exist until December 31, 2053.

     Section 3.15     MERGERS.

          (a) The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other body, except as described in Section 3.15(b) and (c).

          (b) The Trust may, with the consent of a majority of the Regular Trustees and without the consent of the Holders of the Trust Securities, the Delaware Trustee or the Property Trustee, consolidate, amalgamate, merge with or into, or be replaced by a trust organized as such under the laws of any State; PROVIDED THAT:

               (i)    such successor entity (the "Successor Entity") either:

                      (A) expressly assumes all of the obligations of the Trust under the Trust Securities; or

                      (B) substitutes for the Preferred Securities other securities having substantially the same terms as the Preferred Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Preferred Securities rank with respect to Distributions and payments upon liquidation, redemption and maturity;

               (ii) the Sponsor expressly acknowledges a trustee of the Successor Entity that possesses the same powers and duties as the Property Trustee as the Holder of the Subordinated Debentures;

               (iii) the Preferred Securities or any Successor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange, the Nasdaq Stock Market's National Market or other organization on which the Preferred Securities are then listed;

               (iv) such merger, consolidation, amalgamation or replacement does not cause the Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization;

               (v) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Trust Securities (including any Successor Securities) in any material respect;

               (vi) such Successor Entity has a purpose identical to that of the Trust;

               (vii) prior to such merger, consolidation, amalgamation or replacement, the Sponsor has received an opinion of a nationally recognized independent counsel to the Trust experienced in such matters to the effect that:

                      (A) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Trust Securities (including any Successor Securities) in any material respect; and

                      (B) following such merger, consolidation, amalgamation or replacement, neither the Trust nor the Successor
                      Entity will be required to register as an Investment Company; and

               (viii) the Sponsor guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Preferred Securities Guarantee.

          (c) Notwithstanding Section 3.15(b), the Trust shall, except with the consent of Holders of 100% in liquidation amount of the Trust Securities, not consolidate, amalgamate, merge with or into, or be replaced by any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger or replacement would cause the Trust or Successor Entity not to be classified for United States federal income tax purposes as a grantor trust.

                                  ARTICLE IV


                                   SPONSOR

     Section 4.1 SPONSOR'S PURCHASE OF COMMON SECURITIES. On the Closing Date, the Sponsor will purchase all the Common Securities issued by the Trust, in an amount equal to 3% of the capital of the Trust, at the same time as the Preferred Securities are sold.

     Section 4.2 RESPONSIBILITIES OF THE SPONSOR. In connection with the issuance and sale of the Preferred Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

          (a) the preparation and filing by the Trust with the Commission and the execution on behalf of the Trust of a registration statement on Form S-3 in relation to the Preferred Securities and the Subordinated Debentures, including any amendments thereto;

          (b) the determination of the states in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and the determination of any and all such acts, other than actions which must be taken by the Trust, and the advice to the Trust of actions it must take, and the preparation for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such states;

          (c) the preparation and filing by the Trust and the execution on behalf of the Trust of an application to the New York Stock Exchange or any other national stock exchange or the Nasdaq Stock Market's National Market for listing upon notice of issuance of the Preferred Securities;

          (d) the preparation and filing by the Trust with the Commission and the execution on behalf of the Trust of a registration statement on Form 8-A relating to the registration of the Preferred Securities under Section 12(b) or 12(g) of the Exchange Act, including any amendments thereto;

          (e) the negotiation of the terms of, and the execution and delivery of, the Underwriting Agreement providing for the sale of the Preferred Securities; and

          (e) the taking of any other action necessary and desirable to carry out the foregoing activities.

                                  ARTICLE V

                                  TRUSTEES

     Section 5.1 NUMBER OF TRUSTEES. The number of Trustees shall initially be four (4), and:

          (a) at any time before the issuance of any Trust Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

          (b) after the issuance of any Trust Securities, the number of Trustees may be increased or decreased by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities, provided that in any case, the number of Trustees shall be at least four (4) unless the Trustee that acts as the Property Trustee also acts as the Delaware Trustee pursuant to Section 5.2, in which case the number of Trustees shall be at least three (3).

     Section 5.2      DELAWARE TRUSTEE; ELIGIBILITY.   If required by the
Business Trust Act, one Trustee shall be:

          (a) a natural person who is at least 21 years of age and a resident of the State of Delaware; or

          (b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law,


provided that, if the Property Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Property Trustee shall also be the Delaware Trustee and Section 3.11 shall have no application. Except as otherwise provided, the Delaware Trustee's sole duty shall be to, upon the request of the other Trustees or the Sponsor, execute any documents and maintain custody of any records required to form, maintain the existence of, or dissolve, the Trust under the Business Trust Act.

     Section 5.3      PROPERTY TRUSTEE; ELIGIBILITY.

          (a) There shall at all times be one Trustee which shall act as Property Trustee which shall:

               (i)    not be an Affiliate of the Sponsor;

               (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by Federal, state, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

          (b) If at any time the Property Trustee shall cease to be eligible to so act under Section 5.3(a), the Property Trustee shall immediately resign in the manner and with the effect set forth in Section 5.6(c).

          (c) If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Property Trustee and the Holder of the Common Securities (as if it were the obligor referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of
          Section 310(b) of the Trust Indenture Act.

          (d) The Preferred Securities Guarantee shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first provision contained in Section 310(b) of the Trust Indenture Act.

     Section 5.4      QUALIFICATIONS OF REGULAR TRUSTEES GENERALLY.   Each
Regular Trustee shall be a natural person who is at least 21 years of age and shall be an employee or officer of the Sponsor or otherwise be affiliated with the Sponsor.

     Section 5.5 INITIAL TRUSTEES. The initial Regular Trustees shall be:

          Richard L. Hinckley
          6226 West Sahara Avenue
          Las Vegas, Nevada 89146

          Richard C. Schmalz
          6226 West Sahara Avenue
          Las Vegas, Nevada 89146

     The initial Delaware Trustee shall be:

          Delaware Trust Capital Management, Inc.
          900 Market Street, Second Floor
          Wilmington, Delaware 19801

     The initial Property Trustee shall be:

          IBJ Schroder Bank & Trust Company
          One State Street
          New York, New York 10004
          Attention:  Corporate Trust Department

     Section 5.6      APPOINTMENT, REMOVAL AND RESIGNATION OF TRUSTEES.

          (a) Subject to Section 5.6(b), Trustees may be appointed or removed without cause at any time:

               (i) until the issuance of any securities, by written instrument executed by the Sponsor;

               (ii) after the issuance of any Trust Securities, except as provided in clause (iii) hereof, by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; and

               (iii) after the issuance of any Trust Securities, if an Event of Default has occurred and is continuing, with respect only to the Property Trustee or the Delaware Trustee, by vote of the Holders of a Majority in liquidation amount of the Preferred Securities voting as a class at a meeting of the Holders of the Preferred Securities.


          b)   (i)    The Trustee that acts as Property Trustee shall not be
               removed in accordance with Section 5.6(a) until a successor Property Trustee possessing the qualifications to act as Property Trustee under Section 5.3 has been appointed and has accepted such appointment by written instrument executed by such successor Property Trustee and delivered to the Regular Trustees and the Sponsor; and

               (ii) the Trustee that acts as Delaware Trustee shall not be removed in accordance with Section 5.6(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Section 5.2 has been appointed and has accepted such appointment by written instrument executed by such successor Delaware Trustee and delivered to the Regular Trustees and the Sponsor.

          (c) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by any instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; PROVIDED, HOWEVER, that:

               (i) No such resignation of the Trustee that acts as the Property Trustee shall be effective:

                      (A) until a successor Property Trustee has been appointed and has accepted such appointment by instrument executed by such successor Property Trustee and delivered to the Trust, the Sponsor and the resigning Property Trustee; or

                      (B) until the assets of the Trust have been completely liquidated and the proceeds thereof distributed to the Holders of the Trust Securities; and

               (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such successor

               Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

          (d) The Holders of the Common Securities shall use their best efforts to promptly appoint a successor Delaware Trustee or successor Property Trustee, as the case may be, as the Property Trustee or the Delaware Trustee if the resigning Property Trustee or Delaware Trustee delivers an instrument of resignation in accordance with this Section 5.6.

          (e) If no successor Property Trustee or successor Delaware Trustee shall have been appointed and accepted appointment as provided in this
          Section 5.6 within 60 days after delivery to the Sponsor and the Trust of an instrument of resignation, the resigning Property Trustee or Delaware Trustee, as applicable, may petition any court of competent jurisdiction for appointment of a successor Property Trustee or successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a successor Property Trustee or successor Delaware Trustee, as the case may be.

     Section 5.7      VACANCIES AMONG TRUSTEES.   If a Trustee ceases to hold
office for any reason and the number of Trustees is not reduced pursuant to
Section 5.1, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by a majority of the Regular Trustees shall be conclusive evidence of the existence of such vacancy and copies of any such resolution shall be distributed promptly to the remaining Trustees. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.6.

     Section 5.8      EFFECT OF VACANCIES.   The death, resignation, retirement,
removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust. Whenever a vacancy in the number of Regular Trustees shall occur, until such vacancy is filled by the appointment of a Regular Trustee in accordance with Section 5.6, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Declaration.

     Section 5.9      MEETINGS.    Meetings of the Regular Trustees shall be
held from time to time upon the call of any Regular Trustee. Regular meetings of the Regular Trustees may be held at a time and place fixed by resolution of the Regular Trustees. Notice of any in-person meetings of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Regular Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Regular Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Regular Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the

Regular Trustees may be taken at a meeting by vote of a majority of the Regular Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Regular Trustees.

     Section 5.10     DELEGATION OF POWER.

          (a) Any Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 3.6, including any governmental filing; and

          (b) the Regular Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

                                     ARTICLE VI


                                   DISTRIBUTIONS

     Section 6.1      DISTRIBUTIONS.    Holders shall receive Distributions in
accordance with the applicable terms of Exhibit A hereto and the applicable terms of the relevant Holder's Trust Securities. Distributions shall be made on the Preferred Securities and the Common Securities in accordance with the preferences set forth in their respective terms. If and to the extent that the Sponsor makes a payment of interest (including Deferred Interest (as defined in the Indenture)), and principal on the Subordinated Debentures held by the Property Trustee (the amount of any such payment being a "Payment Amount"), the Property Trustee shall and is directed, to the extent funds are available for that purpose, to make a distribution (a "Distribution") of the Payment Amount to Holders.

                                    ARTICLE VII


                            ISSUANCE OF TRUST SECURITIES

     Section 7.1      GENERAL PROVISIONS REGARDING TRUST SECURITIES.

          (a) The Regular Trustees shall on behalf of the Trust issue one class of preferred securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Exhibit A and incorporated herein by reference (the "Preferred Securities") and one class of common securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Exhibit A and incorporated herein by reference (the "Common Securities"). The Trust shall have no securities or other interests in the assets of the Trust other than the Preferred Securities and the Common Securities.

          (b) The Regular Trustees (or if there are more than two Regular Trustees by any two of the Regular Trustees) shall sign the Certificates on behalf of the Trust. Such signatures may be the manual or facsimile signatures of the present or any future Regular Trustee. Typographical and other minor errors or defects in any such reproduction of any such signature shall not affect the validity of any Certificate. In case any Regular Trustee of the Trust who shall have signed any of the Trust Securities shall cease to be such Regular Trustee before the Certificates so signed shall be delivered by the Trust, such Certificates nevertheless may be delivered as though the person who signed such Certificates had not ceased to be such Regular Trustee; and any Certificate may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Trust Security, shall be the Regular Trustees of the Trust, although at the date of the execution and delivery of this Declaration any such person was not such a Regular Trustee. Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks or identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation of any stock exchange on which Trust Securities may be listed, or to conform to usage.

          (c) The consideration shall be received by the Property Trustee for the issuance of the Trust Securities, which consideration shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

          (d) The Holders shall not have any right or title in the assets of the Trust other than an undivided beneficial interest in such assets conferred by their Trust Securities, and they shall have no right to call for any partition or division of any property, profits or rights of the Trust except as otherwise provided herein. The Trust Securities shall be personal property giving only the rights specifically set forth therein and in this Declaration. The Trust Securities, when issued and delivered against payment of purchase price therefor, shall be deemed to be validly issued, fully paid and non-assessable by the Trust.

          (e) Every Person, by virtue of having become a Holder or a Preferred Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.

                                    ARTICLE VIII


                                    TERMINATION

     Section 8.1      TERMINATION OF TRUST.

          (a)  The Trust shall terminate on the earlier of December 31, 2053 or:

               (i) upon (x) the filing of a bankruptcy petition pursuant to 11 U.S.C. Sections 101 ET. SEQ. or similar petition arising under the laws of any other jurisdiction by the Holder of the Common Securities or the Sponsor or (y) the insolvency of the Holder of the Common Securities or the Sponsor;

               (ii) upon the filing of a certificate of dissolution or its equivalent with respect to the Holder of the Common Securities or the Sponsor; the filing of a certificate of cancellation with respect to the Trust or the revocation of the Holder of the Common Securities or the Sponsor's charter and the expiration of 90 days after the date of revocation without a reinstatement thereof;

               (iii) upon the entry of a decree of judicial dissolution of the Holder of the Common Securities, the Sponsor or the Trust;

               (iv) when all of the Trust Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Trust Securities; and

               (v) upon delivery of written direction to the Property Trustee by the Sponsor at any time (which direction is wholly optional and within the discretion of the Sponsor) to dissolve the Trust and distribute the Subordinated Debentures to the Holders of the Trust Securities in accordance with Section 3 of Exhibit A.

          (b) As soon as is practicable after the occurrence of an event referred to in Section 8.1(a), the Delaware Trustee shall file a certificate of cancellation with the Secretary of State of the State of Delaware.

          (c) The provisions of Section 3.9 and Article X shall survive the termination of the Trust.

                                     ARTICLE IX


                                TRANSFER OF INTEREST

     Section 9.1      TRANSFER OF TRUST SECURITIES.

          (a) Trust Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Trust Securities. Any transfer or purported transfer of any Trust Security not made in accordance with this Declaration shall be null and void.

          (b) Subject to this Article IX, Preferred Securities shall be freely transferable.

          (c) Subject to this Article IX, the Sponsor and any Related Party may only transfer Common Securities to the Sponsor or a Related Party of the Sponsor; PROVIDED THAT, any such transfer is subject to the conditions precedent that the transferor obtain the written opinion of nationally recognized independent counsel experienced in such matters that such transfer would not cause more than an insubstantial risk that:

               (i) the Trust would not be classified for United States federal income tax purposes as a grantor trust; and

               (ii) the Trust would be an Investment Company or the transferee would become an Investment Company.

     Section 9.2    TRANSFER OF CERTIFICATES.     The Regular Trustees shall
provide for the registration of transfers of Certificates, which will be effected without charge, but only upon payment (with such indemnity as the Regular Trustees may require) in respect of any tax or other governmental charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Certificate, the Regular Trustees shall cause one or more new Certificates to be issued in the name of the designated transferee or transferees. Every Certificate surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Regular Trustees duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer shall be canceled by the Regular Trustees. A transferee of a Certificate shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Certificate. By acceptance of a Certificate, each transferee shall be deemed to have agreed to be bound by this Declaration and the documents incorporated by reference herein.

     Section 9.3 DEEMED TRUST SECURITY HOLDERS. The Trustees may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Trust Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Trust Securities represented by such Certificate on the part of any Person, whether or not the Trust shall have actual or other notice thereof.

     Section 9.4 BOOK-ENTRY INTERESTS. Unless otherwise specified in the terms of the Preferred Securities, the Preferred Securities Certificates, on original issuance, will be issued in the form of one or more fully registered global Preferred Security Certificates (each, a "Global Certificate"), to be delivered to DTC, the initial Depositary, or its custodian, by, or on behalf of, the Trust. Such Global Certificates shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of DTC, and no Preferred Security Beneficial Owner will receive a Definitive Preferred Security Certificate representing such Preferred Security Beneficial Owner's interests in such Global Certificates, except as provided in Section 9.7. Unless and until definitive, fully registered Preferred Security Certificates (the "Definitive Preferred Security Certificates") have been issued to the Preferred Security Beneficial Owners pursuant to Section 9.7:

          (a) the provisions of this Section 9.4 shall be in full force and effect;

          (b) the Trust and the Trustees shall be entitled to deal with the Depositary for all purposes of this Declaration (including the payment of Distributions on the Global Certificates and receiving approvals, votes or consents hereunder) as the Holder of the Preferred Securities and the sole holder of the Global Certificates and shall have no obligation to the Preferred Security Beneficial Owners;

          (c) to the extent that the provisions of this Section 9.4 conflict with any other provisions of this Declaration, the provisions of this
          Section 9.4 shall control; and

          (d) the rights of the Preferred Security Beneficial Owners shall be exercised only through the Depositary and shall be limited to those established by law and agreements between such Preferred Security Beneficial Owners and the Depositary and/or the Depositary Participants. DTC will make book-entry transfers among the Depositary Participants and receive and transmit payments of Distributions on the Global Certificates to such Depositary Participants.

     Section 9.5 NOTICES TO DEPOSITARY. Whenever a notice or other communication to the Preferred Security Holder is required under this Declaration, unless and until Definitive Preferred Security Certificates shall have been issued to the Preferred Security Beneficial Owners pursuant to Section 9.7, the Regular Trustees shall give all such notices and communications specified herein to be given to the Preferred Security Holders to the Depositary, and shall have no notice obligations to the Preferred Security Beneficial Owners.

     Section 9.6 APPOINTMENT OF SUCCESSOR DEPOSITARY. If any Depositary elects to discontinue its services as securities depositary with respect to the Preferred Securities, the Regular Trustees may, in their sole discretion, appoint a successor Depositary with respect to such Preferred Securities.

     Section 9.7      DEFINITIVE PREFERRED SECURITY CERTIFICATES.     If:

          (a) a Depositary elects to discontinue its services as securities depositary with respect to the Preferred Securities and a successor Depositary is not appointed within 90 days after such discontinuance pursuant to Section 9.6;

          (b) the Regular Trustees elect after consultation with the Sponsor to terminate the book-entry system through the Depositary with respect to the Preferred Securities; or

          (c) an Event of Default has occurred and a Majority in liquidation amount of the Preferred Securities determined to discontinue the book-entry system through the Depositary with respect to the Preferred Securities.

then:

          (d) Definitive Preferred Security Certificates shall be prepared by the Regular Trustees on behalf of the Trust with respect to such Preferred Securities; and

          (e) upon surrender of the Global Certificates by the Depositary, accompanied by registration instructions, the Regular Trustees shall cause Definitive Preferred Security Certificates to be delivered to Preferred Security Beneficial Owners in accordance with the instructions of the Depositary. Neither the Trustees nor the Trust shall be liable for any delay in delivery of such instructions and each of them may conclusively rely on and shall be protected in relying on, said instructions of the Depositary. The Definitive Preferred Security Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Preferred Securities may be listed, or to conform to usage.

     Section 9.8      MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES.   If:

          (a) any mutilated Certificates should be surrendered to the Regular Trustees, or if the Regular Trustees shall receive evidence to their satisfaction of the destruction, loss or theft of any Certificate; and

          (b) there shall be delivered to the Regular Trustees such security or indemnity as may be required by them to keep each of them harmless,

then in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, any two Regular Trustees on behalf of the Trust shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this Section 9.8, the Regular Trustees may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Trust Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                                     ARTICLE X


                        LIMITATION OF LIABILITY OF HOLDERS
                     OF TRUST SECURITIES, TRUSTEES OR OTHERS

     Section 10.1     LIABILITY.

          (a) Except as expressly set forth in this Declaration, the Preferred Securities Guarantee, the Common Securities Guarantee and the terms of the Trust Securities, the Sponsor shall not be:

               (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Trust Securities which shall be made solely from assets of the Trust; and

               (ii) required to pay to the Trust or to any Holder of Trust Securities any deficit upon dissolution of the Trust or otherwise.

          (b)  Pursuant to Section 3803(a) of the Business Trust Act:

               (i) the Holder of the Common Securities shall be liable for all of the debts and obligations of the Trust (other than with respect to the Trust Securities) to the extent not satisfied out of the Trust's assets; and

               (ii) the Holders of the Preferred Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

     Section 10.2     EXCULPATION.

          (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence (or, in the case of the Property Trustee, negligence) or willful misconduct with respect to such acts or omissions.

          (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Trust Securities might properly be paid.

     Section 10.3     FIDUCIARY DUTY.

          (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Property Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

          (b)  Unless otherwise expressly provided herein:

               (i) whenever a conflict of interest exists or arises between an Indemnified Person and any Covered Person; or

               (ii) whenever this Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Trust Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by this Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

          (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

               (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

               (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

     Section 10.4     INDEMNIFICATION.

          (a) To the fullest extent permitted by applicable law, the Sponsor shall indemnify and hold harmless each Indemnified Person from and against any loss, damage, liability, tax, penalty, expense or claim of any kind or nature whatsoever incurred by such Indemnified Person by reason of the creation, operation or termination of the Trust or any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Declaration, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Indemnified Person by reason of gross negligence (or, in the case of the Property Trustee, negligence) or willful misconduct with respect to such acts or omissions.

          (b) To the fullest extent permitted by applicable law, expenses (including legal fees) incurred by an Indemnified Person in defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the Sponsor prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Sponsor of an undertaking by or on behalf of the Indemnified Person to repay such amount if it shall be determined that the Indemnified Person is not entitled to be indemnified as authorized in Section 10.4(a). The indemnification shall survive the termination of this Declaration or the earlier removal or resignation of any of the Trustees or the Property Trustee.

     Section 10.5     OUTSIDE BUSINESSES.    Any Covered Person, the Sponsor,
the Delaware Trustee and the Property Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Trust Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee or the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.


                                    ARTICLE XI


                                    ACCOUNTING

     Section 11.1 FISCAL YEAR. The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

     Section 11.2     CERTAIN ACCOUNTING MATTERS.

          (a) At all times during the existence of the Trust, the Regular Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied.

          The Trust shall use the accrual method of accounting for United States federal income tax purposes. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year by a firm of independent certified public accountants selected by the Regular Trustees.

          (b) The Regular Trustees shall cause to be prepared and delivered to each of the Holders of Trust Securities, within 90 days after the end of each Fiscal Year of the Trust, annual financial statements of the Trust, including a balance sheet of the Trust as of the end of such Fiscal Year, and the related statements of income or loss.

          (c) The Regular Trustees shall cause to be duly prepared and delivered to each of the Holders of Trust Securities any United States federal income tax information statement required by the Code, containing such information with regard to the Trust Securities held by each Holder as is required by the Code and the Treasury Regulations, and any comparable statements required to be provided under the law of any other taxing jurisdiction. Notwithstanding any right under the Code or other law to deliver any such statement at a later date, the Regular Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

          (d) The Regular Trustees shall cause to be duly prepared and filed with the appropriate taxing authority an annual United States federal income tax return Form 1041 or such other form required by United States federal income tax law, and any other tax returns or reports required to be filed by the Regular Trustees on behalf of the Trust with any state or local taxing authority.

     Section 11.3     BANKING.     The Trust shall maintain one or
more bank accounts in the name and for the sole benefit of the Trust; PROVIDED, HOWEVER, that all payments of funds in respect of the Subordinated Debentures held by the Property Trustee shall be made directly to the Property Trustee Account and no other funds of the Trust shall be deposited in the Property Trustee Account. The sole signatories for such accounts shall be designated by the Regular Trustees; PROVIDED, HOWEVER, that the Property Trustee shall designate the sole signatories for the Property Trustee Account.

     Section 11.4     WITHHOLDING. The Trust and the Regular
Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Regular Trustees shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder.
In the event of any claimed over withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made to any Holder, the Trust may reduce subsequent Distributions to such Holder by the amount of such withholding.

                                    ARTICLE XII


                             AMENDMENTS AND MEETINGS

     Section 12.1     AMENDMENTS.

          (a) Except as otherwise provided in this Declaration or by any applicable terms of the Trust Securities, this Declaration may only be amended by a written instrument approved and executed by the Regular Trustees (or, if there are more than two Regular Trustees a majority of the Regular Trustees); PROVIDED, HOWEVER, that:

               (i) in the case of any proposed amendment, the Property Trustee shall have first received an Officer's Certificate from each of the Regular Trustees on behalf of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Trust Securities);

               (ii) in the case of any proposed amendment which affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee shall have first received:

                      (A) an Officer's Certificate from each of the Regular Trustees on behalf of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Trust Securities); and

                      (B) an opinion of counsel (who may be counsel to the Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Trust Securities);

               (iii) no amendment shall be made, and any such purported amendment shall be void and ineffective, to the extent the result of such amendment would be to:

                      (A) cause the Trust to fail to continue to be classified for purposes of United States federal income taxation as a grantor trust and each Holder of the Trust Securities not to be treated as owning an undivided beneficial interest in the Subordinated Debentures, as evidenced by an Opinion of Counsel to the effect that such amendment shall not result in the foregoing;

                      (B) reduce or otherwise adversely affect the powers of the Property Trustee in contravention of the Trust Indenture Act; or

                      (C) cause the Trust to be deemed to be an Investment Company required to be registered under the Investment Company Act;

               (iv) at such time after the Trust has issued any Trust Securities that remain outstanding, any amendment that would adversely affect the rights, privileges or preferences of any Holder of the Trust Securities may be effected only with such additional requirements as may be set forth in the terms of such Trust Securities;

               (v) Section 9.1(c) and this Section 12.1 shall not be amended without the consent of all of the Holders of the Trust Securities;

               (vi) Article IV shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities; and

               (vii)  the rights of the holders of the Common Securities under
               Article V to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities.

          (b) Notwithstanding Section 12.1(a)(iii), this Declaration may be amended without the consent of the Holders of the Trust Securities to:

               (i)    cure any ambiguity;

               (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration;

               (iii) add to the covenants, restrictions or obligations of the Sponsor; and

               (iv) conform to any change in Rule 3a-5 or other exemption from the requirement to register as an Investment Company under the Investment Company Act or written change in the interpretation or application thereof by any legislative body, court, government agency or regulatory authority which amendment does not have a material adverse effect on the rights, preferences or privileges of the Holders.

          (c) Notwithstanding any other provision of this Declaration, neither the Property Trustee nor the Delaware Trustee shall be required to enter into any amendment to this Declaration which affects its own rights, duties or immunities under this Declaration:

     Section 12.2 MEETINGS OF THE HOLDERS OF TRUST SECURITIES; ACTION BY WRITTEN CONSENT.

          (a) Meetings of the Holders of any class of Trust Securities may be called at any time by the Regular Trustees (or as provided in the terms of the Trust Securities) to consider and act on any matter on which Holders of such class of Trust Securities are entitled to act under the terms of this Declaration, the terms of the Trust Securities or the rules of any stock exchange, the Nasdaq Stock Market's National Market or other organization on which the Preferred Securities are listed or admitted for trading. The Regular Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in liquidation amount of such class of Trust Securities. Such direction shall be given by delivering to the Regular Trustees one or more calls in a writing stating that the signing Holders of Trust Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Trust Securities calling a meeting shall specify in writing the Certificates held by the Holders of Trust Securities exercising the right to call a meeting and only those Trust Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

          (b) Except to the extent otherwise provided in the terms of the Trust Securities, the following provisions shall apply to meetings of Holders of Trust Securities:

               (i) notice of any such meeting shall be given to all the Holders of Trust Securities having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Trust Securities is permitted or required under this Declaration or the rules of any stock exchange, the Nasdaq Stock Market's National Market or other organization on which the Preferred Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Trust Securities. Any action that may be taken at a meeting of the Holders of Trust Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Trust Securities owning not less than the minimum amount of Trust Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders of Trust Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Trust Securities entitled to vote who have not consented in writing. The Regular Trustees may specify that any written ballot submitted to a Holder for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Regular Trustees;

               (ii) each Holder of a Trust Security may authorize any Person to act for it by proxy on all matters in which a Holder of Trust Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Trust Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Trust Securities were stockholders of a Delaware corporation;

               (iii) each meeting of the Holders of the Trust Securities shall be conducted by the Regular Trustees or by such other Person that the Regular Trustees may designate; and

               (iv) unless the Business Trust Act, this Declaration, the terms of the Trust Securities, the Trust Indenture Act or the listing rules of any stock exchange, the Nasdaq Stock Market's National Market or other organization on which the Preferred Securities are then listed or trading, otherwise provides, the Regular Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Trust Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Trust Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.


                                    ARTICLE XIII

                         REPRESENTATIONS AND WARRANTIES OF
                      PROPERTY TRUSTEE AND DELAWARE TRUSTEE

     Section 13.1 REPRESENTATIONS AND WARRANTIES OF PROPERTY TRUSTEE. The Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of its acceptance of its appointment as Property Trustee that:

          (a) The Property Trustee is a banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the State of New York, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration and with its principal place of business in New York.

          (b) The execution, delivery and performance by the Property Trustee of this Declaration have been duly authorized by all necessary corporate action on the part of the Property Trustee. This Declaration has been duly executed and delivered by the Property Trustee, and, assuming due authorization, execution and delivery hereof by the other parties hereto, it constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (whether considered in a proceeding in equity or at law).

          (c) The execution, delivery and performance of this Declaration by the Property Trustee do not conflict with or constitute a breach of the charter or by-laws of the Property Trustee.

          (d) The Property Trustee, pursuant to this Declaration, shall hold legal title and a valid ownership interest in the Subordinated Debentures in accordance with the provisions hereof.

     Section 13.2 REPRESENTATIONS AND WARRANTIES OF DELAWARE TRUSTEE. The Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each successor Delaware Trustee represents and warrants to the Trust and to the Sponsor at the time of its acceptance of its appointment as Delaware Trustee that:

          (a) The Delaware Trustee is either a natural person who is at least 21 years of age and a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware.

          (b) The execution, delivery and performance by the Delaware Trustee of this Declaration and the Certificate of Trust have been duly authorized by all necessary corporate action on the part of the Delaware Trustee. This Declaration has been duly executed and delivered by the Delaware Trustee and, under Delaware law assuming due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (whether considered in a proceeding in equity or at law).

          (c) The execution, delivery and performance of this Declaration and the Certificate of Trust by the Delaware Trustee do not conflict with or constitute a breach of the charter or by-laws of the Delaware Trustee.

                                    ARTICLE XIV

                                  MISCELLANEOUS

     Section 14.1     NOTICES.     All notices, instructions, requests and
demands provided for in this Declaration shall be in writing, duly signed by the party giving same, and shall be delivered, telecopied or mailed by registered or certified mail, as follows:

          (a) if given to the Trust, in care of the Regular Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Trust Securities):

                      NVP Capital III
                      6226 West Sahara Avenue
                      Las Vegas, Nevada  89146
                      Telecopy number:  (702) 367-5864

          (b) if given to the Property Trustee, at the mailing address set forth below (or such other address as the Property Trustee may give notice of to the Holders of the Trust Securities):

                      IBJ Schroder Bank & Trust Company
                      One State Street
                      New York, New York  10004
                      Attention:  Corporate Trust Department
                      Telecopy number:  (212) 858-2952

          (c) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as the Delaware Trustee may give notice of to the Holders of the Trust Securities):

                      Delaware Trust Capital Management, Inc.
                      900 Market Street, Second Floor
                      Wilmington, Delaware 19801

          (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice of to the Trust):

                      Nevada Power Company
                      6226 West Sahara Avenue
                      Las Vegas, Nevada  89146
                      Attention:  Chief Financial Officer
                      Telecopy number:  (702) 367-5864

          (e) if given to any other Holder, at the address set forth on the books and records of the Trust.

     All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

     Section 14.2     GOVERNING LAW.    This Declaration and the rights of the
parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

     Section 14.3     INTENTION OF THE PARTIES.   It is the intention of the
parties hereto that the Trust not be characterized for United States federal income tax purposes as an association taxable as a corporation or a partnership but rather that the Trust be characterized as a grantor trust or otherwise in a manner such that each Holder of Trust Securities will be treated as owning an undivided beneficial interest in the Subordinated Debentures. The provisions of this Declaration shall be interpreted to further this intention of the parties.

     Section 14.4     HEADINGS.    Headings contained in this Declaration are
inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

     Section 14.5     SUCCESSORS AND ASSIGNS.     Whenever in this Declaration
any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

     Section 14.6     PARTIAL ENFORCEABILITY.     If any provision of this
Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

     Section 14.7     COUNTERPARTS.     This Declaration may contain more than
one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees and the Property Trustee to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

     IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.


                                        RICHARD L. HINCKLEY,
                                        as Regular Trustee

                                        ---------------------------------------

                                        RICHARD C. SCHMALZ,
                                        as Regular Trustee

                                        ---------------------------------------

                                        DELAWARE TRUST CAPITAL MANAGEMENT, INC., as Delaware Trustee

                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------


                                        NEVADA POWER COMPANY,
                                        as Sponsor

                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------


                                        IBJ SCHRODER BANK & TRUST COMPANY,
                                        as Property Trustee

                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                      EXHIBIT A

                                      TERMS OF
                      _____% TRUST ISSUED PREFERRED SECURITIES
                       _____% TRUST ISSUED COMMON SECURITIES

     Pursuant to Section 7.1 of the Amended and Restated Declaration of Trust, dated as of ________, 1998 (as amended from time to time, the "Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities and the Common Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration or, if not defined in such Declaration, as defined in the Prospectus referred to below):

1.   DESIGNATION AND NUMBER.

     (a) PREFERRED SECURITIES. 2,800,000 Preferred Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of seventy million dollars ($70,000,000) and a liquidation amount with respect to the assets of the Trust of $25 per Preferred Security, are hereby designated for the purposes of identification only as "_____% Trust Issued Preferred Securities" (the "Preferred Securities"). The Certificates evidencing the Preferred Securities shall be substantially in the form attached hereto as Annex I, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange on which the Preferred Securities are listed.

     (b) COMMON SECURITIES. 86,598 Common Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of two million one hundred sixty-four thousand nine hundred and fifty dollars ($2,164,950) and a liquidation amount with respect to the assets of the Trust of $25 per Common Security, are hereby designated for the purposes of identification only as "_____% Trust Issued Common Securities" (the "Common Securities"). The Certificates evidencing the Common Securities shall be substantially in the form attached hereto as Annex II, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

2.   DISTRIBUTIONS.

     (a) Distributions payable on each Trust Security will be fixed at a rate per annum of _____% (the "Coupon Rate") of the stated liquidation amount of $25 per Trust Security, such rate being the rate of interest payable on the Subordinated Debentures to be held by the Property Trustee.
Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Subordinated Debentures held by the Property Trustee. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 30-day month.

     (b) Distributions on the Trust Securities will be cumulative, will accumulate from ________, 1998, and will be payable quarterly in arrears, on March 31, June 30, September 30, and December 31 of each year, commencing on December 31, 1998, except as otherwise described below. The Sponsor has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Subordinated Debentures for a period not exceeding 20 consecutive quarters (each, an "Extension Period") and, during such Extension Period, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accumulate with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Sponsor may further extend such Extension Period; PROVIDED THAT such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters and, in any event, may not extend beyond the Maturity Date (as defined in the Indenture). Payments of accumulated Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Sponsor may commence a new Extension Period, subject to the above requirements.

     (c) Distributions on the Trust Securities will be payable to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates. While the Preferred Securities are represented by Global Certificates, the relevant record dates shall be one Business Day prior to the relevant payment dates which payment dates correspond to the interest payment dates on the Subordinated Debentures. Subject to any applicable laws and regulations and the provisions of the Declaration, as long as the Preferred Securities are represented by Global Certificates, each such payment in respect of the Preferred Securities will be made as described under the heading "Description of the Preferred Securities--Book-Entry Only Issuance--The Depository Trust Company" in the Prospectus dated _______, 1998 (the "Prospectus"), of the Trust included in the Registration Statement on Form S-3 of the Sponsor and the Trust. The relevant record dates for the Common Securities shall be the same record dates as for the Preferred Securities. If the Preferred Securities shall not continue to be represented by Global Certificates, the relevant record dates for the Preferred Securities shall conform to the rules of any securities exchange on which the securities are listed and, if none, shall be selected by the Regular Trustees, which dates shall be at least 15 Business Days but less than 60 Business Days before the relevant payment dates, which payment dates correspond to the interest payment dates on the Subordinated Debentures, and distributions will be payable at the Corporate Trust Office of the Property Trustee. Distributions payable on any Trust Securities that are not punctually paid on any Distribution payment date, as a result of the Sponsor having failed to make a payment under the Subordinated Debentures, will cease to be payable to the Person in whose name such Trust Securities are registered on the relevant record date, and such Distribution will instead be payable to the Person in whose name such Trust Securities are registered on the special record date or other specified date determined in accordance with the Indenture. If any date on which Distributions are payable on the Trust Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

     (d) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders of the Trust Securities.

3.   LIQUIDATION DISTRIBUTION UPON DISSOLUTION.

     In the event of any voluntary or involuntary liquidation, dissolution, winding-up or termination of the Trust, the Holders of the Trust Securities on the date of the liquidation, dissolution, winding-up or termination, as the case may be, will be entitled to receive out of the assets of the Trust available for distribution to Holders of Trust Securities after satisfaction of liabilities to creditors of the Trust an amount equal to the aggregate of the stated liquidation amount of $25 per Trust Security plus accumulated and unpaid Distributions thereon (including interest thereon) to the date of payment (such amount being the "Liquidation Distribution"), unless, in connection with such liquidation, dissolution, winding-up or termination, Subordinated Debentures in an aggregate principal amount equal to the aggregate stated liquidation amount of such Trust Securities shall be distributed on a Pro Rata basis to the Holders of the Trust Securities in exchange for such Trust Securities.

     If, upon any such liquidation, dissolution, winding-up or termination, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Trust Securities shall be paid on a Pro Rata basis. The holders of the Common Securities will be entitled to receive distributions upon any such dissolution Pro Rata with the holders of the Preferred Securities, except that if an Event of Default has occurred and is continuing, the Preferred Securities shall have a preference over the Common Securities with regard to such distributions.

     On and from the date fixed by the Regular Trustees for any distribution of Subordinated Debentures and dissolution of the Trust: (i) the Trust Securities will no longer be deemed to be outstanding, (ii) the Depositary, as the Holder of the Preferred Securities, will receive a registered global certificate representing the Subordinated Debentures to be delivered upon such distribution, and (iii) any certificates representing Trust Securities not held by the Depositary or its nominee (or any successor depositary or its nominee), will be deemed to represent beneficial interests in the Subordinated Debentures having an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the Coupon Rate of, and accrued and unpaid interest equal to accumulated and unpaid Distributions on, such Trust Securities until such certificates are presented to the Sponsor or its agent for transfer or reissue.

     If the Subordinated Debentures are distributed to holders of the Trust Securities, pursuant to the terms of the Indenture, the Sponsor will use its best efforts to have the Subordinated Debentures listed on the New York Stock Exchange or on such other exchange, the Nasdaq Stock Market's National Market or other organization as the Preferred Securities were listed immediately prior to the distribution of the Subordinated Debentures.

4.   REDEMPTION; REDEMPTION/DISTRIBUTION PROCEDURES.

     (a) Upon the repayment of the Subordinated Debentures, whether at the Maturity Date or upon redemption thereof, in whole or in part, the proceeds from such repayment or redemption shall be simultaneously applied to redeem Trust Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Subordinated Debentures so repaid or redeemed at a redemption price of $25 per Trust Security plus an amount equal to accumulated and unpaid
Distributions thereon at the date of the redemption, payable in cash (the "Redemption Price"). Holders will be given not less than 30 nor more than 60 days notice of such redemption.

     (b) If fewer than all the outstanding Trust Securities are to be so redeemed, the Common Securities and the Preferred Securities will be redeemed Pro Rata and the Preferred Securities to be redeemed will be as described in
Section 4(d)(ii) below.


     (c) The Trust may not redeem fewer than all the outstanding Trust Securities unless all accumulated and unpaid Distributions have been paid on all Trust Securities for all quarterly Distribution periods terminating on or before the date of redemption.

     (d)  (i)    Notice of any redemption of the Trust Securities, or
                 notice of distribution of Subordinated Debentures in exchange for the Trust Securities (a "Redemption/Distribution
                 Notice"), will be given by the Regular Trustees on behalf of the Trust by mail to each Holder of Trust Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Subordinated Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this Section 4(d)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of Trust Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of Trust Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

          (ii) In the event that fewer than all the outstanding Trust Securities are to be redeemed, the Trust Securities to be redeemed shall be redeemed Pro Rata and, in the event Preferred Securities are represented by Global Certificates held by or on behalf of the Depositary or its nominee (or any successor depositary or its nominee), the Depositary will reduce Pro Rata the amount of the interest of each Depositary Participant in the Preferred Securities to be redeemed; PROVIDED, THAT if, as a result of such Pro Rata redemption, Depositary Participants would hold fractional interests in the Preferred Securities, the Depositary will adjust the amount of the interest of each Depositary Participant to be redeemed to avoid such fractional interests.

          (iii) If Trust Securities are to be redeemed and the Regular Trustees on behalf of the Trust give a Redemption/Distribution Notice, which notice may only be issued if the Subordinated Debentures are redeemed as set out in this Section 4 (which notice will be irrevocable), then (A) while the Preferred Securities are represented by Global Certificates, with respect to the Preferred Securities, by 12:00 noon, New York City time, on the redemption date, provided that the Sponsor has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Subordinated Debentures, then the Property Trustee will deposit irrevocably with the Depositary funds sufficient to pay the applicable Redemption Price with respect to the Preferred Securities and will give the Depositary irrevocable instructions and authority to pay the Redemption Price to the Holders of the Preferred Securities, and (B) with respect to Preferred Securities represented by Definitive Preferred Security Certificates and Common Securities, provided, that the Sponsor has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Subordinated Debentures, then the Property Trustee will pay the relevant Redemption Price to the Holders of such Trust Securities by check mailed to the address of the relevant Holder appearing on the books and records of the Trust on the redemption date upon surrender of their Certificates evidencing such Preferred Securities and such Common Securities. If a Redemption/Distribution Notice shall have been given and funds deposited as required, then immediately prior to the close of business on the date of such deposit, or on the redemption date, as applicable, Distributions will cease to accumulate on the Trust Securities so called for redemption and all rights of Holders of such Trust Securities so called for redemption will cease, except the right of the Holders of such Trust Securities to receive the Redemption Price, but without interest on such Redemption Price. Neither the Regular Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Trust
                 Securities that have been so called for redemption. If any date fixed for redemption of Trust Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of any Trust Securities is improperly withheld or refused and not paid either by the Property Trustee or by the Sponsor as guarantor pursuant to the Preferred Securities Guarantee or the Common Securities Guarantee, as the case may be, Distributions on such Trust Securities will continue to accumulate from the original redemption date to the actual date of payment, in which case the actual payment date will be considered the date fixed for redemption for purpose of calculating the Redemption Price.

          (iv) Redemption/Distribution Notices shall be sent by the Regular Trustees on behalf of the Trust to (A) in respect of the Preferred Securities, the Depositary if the Preferred Securities are represented by Global
                 Certificates or, if Preferred Securities are represented by Definitive Preferred Security

                 Certificates, to the Holder thereof, and (B) in respect of the Common Securities, to the Holder thereof.

          (v) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), provided the acquiror is not the Holder of the Common Securities or the obligor under the Indenture, the Sponsor or any of its subsidiaries may at any time and from time to time purchase outstanding Preferred Securities by tender, in the open market or by private agreement.

5.   VOTING RIGHTS - PREFERRED SECURITIES.

     (a) Except as provided under Sections 5(b) and 7 and as otherwise required by law, the Preferred Securities Guarantee and the Declaration, the Holders of the Preferred Securities will have no voting rights.

     (b) Subject to the requirements set forth in this paragraph, the Holders of a Majority in liquidation amount of the Preferred Securities, voting separately as a class may direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or the exercise of any trust or power conferred upon the Property Trustee under the Declaration, including (i) directing the time, method, place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred on the Indenture Trustee with respect to the Subordinated Debentures, (ii) waiving any past default and its consequences that is waivable under Section 413 of the Indenture, or (iii) exercising any right to rescind or annul a declaration that the principal of all the Subordinated Debentures shall be due and payable, PROVIDED, HOWEVER, that, where a consent under the Indenture would require the consent or act of all of the holders of Subordinated Debentures affected thereby, the Property Trustee may only give such consent or take such action at the direction of all of the Holders of the Preferred Securities. The Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Property Trustee or the Indenture Trustee as set forth above, the Property Trustee shall not take any action in accordance with the directions of the Holders of the Preferred Securities under this paragraph unless the Property Trustee has obtained an opinion of a nationally recognized independent tax counsel experienced in such matters to the effect that for the purposes of United States federal income tax the Trust will not fail to be classified as a grantor trust on account of such action. If the Property Trustee fails to enforce its rights under the Declaration or the Subordinated Debentures, any Holder of Preferred Securities may institute a legal proceeding directly against any Person to enforce the Property Trustee's rights under the Declaration or the Subordinated Debentures without first instituting a legal proceeding against the Property Trustee or any other Person. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Sponsor to pay interest or principal on the

          Subordinated Debentures on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date), then a Holder of Preferred Securities may directly institute a proceeding for enforcement of payment to such holder of the principal of or interest on the Subordinated Debentures having a principal amount equal to the aggregate liquidation amount of the Preferred Securities of such holder on or after the respective due dates specified in the Subordinated Debentures. In connection with such direct action, the Sponsor will be subrogated to the rights of such Holder of Preferred Securities under the Declaration to the extent of any payment made by the Sponsor to such Holder of Preferred Securities in connection with such direct action.

          Any approval or direction of Holders of Preferred Securities may be given at a separate meeting of Holders of Preferred Securities convened for such purpose, at a meeting of all of the Holders of Trust Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Preferred Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Preferred Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which the written consent is sought and (iii) instructions for the delivery of proxies or consents.

          No vote or consent of the Holders of the Preferred Securities will be required for the Trust to redeem and cancel Preferred Securities or to distribute the Subordinated Debentures in accordance with the Declaration and the terms of the Trust Securities.

          Notwithstanding that Holders of Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Preferred Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.

6.   VOTING RIGHTS - COMMON SECURITIES.

     (a) Except as provided under Sections 6(b) and 6(c), and as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

     (b)  The Holders of the Common Securities are entitled, in accordance with
          Article V of the Declaration, to vote to appoint, remove or replace any Trustee or to increase or decrease the number of Trustees.

     (c) Subject to Section 2.6 of the Declaration, only after an Event of Default with respect to the Preferred Securities has been cured, waived or otherwise eliminated and subject to the requirements set forth in this paragraph, the Holders of a Majority in liquidation amount of the Common Securities, voting separately as a class, may direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or the exercise of any trust or power conferred upon the Property Trustee under the Declaration, including (i) directing the time, method, place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred on the Property Trustee with respect to the Subordinated Debentures, (ii) waiving any past default and its consequences that is waivable under Section 413 of the Indenture, or (iii) exercising any right to rescind or annul a declaration that the principal of all the Subordinated Debentures shall be due and payable, PROVIDED, HOWEVER, that, where a consent or action under the Indenture would require the consent or act of all of the holders of the Subordinated Debentures, the Property Trustee may only give such consent or take such action at the direction of all of the Holders of the Common Securities. Pursuant to this Section 6(c), the Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Common Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Property Trustee or the Indenture Trustee as set forth above, the Property Trustee shall not take any action in accordance with the directions of the Holders of the Common Securities under this paragraph unless the Property Trustee has obtained, at the expense of the Holders of the Common Securities, a written opinion of a nationally recognized independent tax counsel experienced in such matters to the effect that for the purposes of United States federal income tax the Trust will not fail to be classified as a grantor trust on account of such action. If the Property Trustee fails to enforce its rights under the Declaration and the Subordinated Debentures, any Holder of Common Securities may after written request to the Property Trustee to enforce such rights, institute a legal proceeding directly against any Person to enforce the Property Trustee's rights under the Declaration and the Subordinated Debentures, without first instituting a legal proceeding against the Property Trustee or any other person. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Sponsor to pay interest or principal on the Subordinated Debentures on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date), then a Holder of Common Securities may directly institute a proceeding for enforcement of payment to such holder of the principal of or interest on the Subordinated Debentures having a principal amount equal to the aggregate liquidation amount of the Common Securities of such holder on or after the respective due dates specified in the Subordinated Debentures. In connection with such direct action, the Sponsor will be subrogated to the rights of such Holder of Common Securities under the Declaration to the extent of any payment made by the Sponsor to such Holder of Common Securities in connection with such direct action.

          Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Trust Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

          No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Subordinated Debentures in accordance with the Declaration and the terms of the Trust Securities.

7.   AMENDMENTS TO DECLARATION AND INDENTURE.

     (a) If any proposed amendment to the Declaration provides for, or the Regular Trustees otherwise propose to effect (i) any action that would adversely affect the powers, preferences or special rights of the Trust Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the involuntary or voluntary liquidation, dissolution, winding-up or termination of the Trust, other than as described in Section 8.1 of the Declaration, then the Holders of outstanding Trust Securities as a class, will be entitled to vote on such amendment or proposal (but not on any other amendment or proposal) and such amendment or proposal shall not be effective except with the approval of the Holders of at least 66-2/3% in liquidation amount of the Trust Securities, voting together as a single class; provided that a reduction of the aggregate liquidation amount or the Distribution rate, a change in the payment dates or maturities of the Preferred Securities or a reduction in the percentage in liquidation amount of outstanding Preferred Securities, the consent of the Holders of which is required for an amendment to the Declaration shall not be permitted without the consent of each Holder of the Preferred Securities. In the event any amendment or proposal referred to in clause (i) above would adversely affect only the Preferred Securities or only the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of 66-2/3% in liquidation amount of such class of Trust Securities.

     (b) In the event the consent of the Property Trustee, as the holder of the Subordinated Debentures, the Preferred Securities Guarantee and the Common Securities Guarantee, is required under the Indenture with respect to any amendment, modification, waiver or termination of the Indenture, the Subordinated Debentures, the Preferred Securities Guarantee or the Common Securities Guarantee, the Property Trustee shall request the direction of the Holders of the Trust Securities with respect to such amendment, modification, waiver or termination and shall vote with respect to such amendment, modification, waiver or termination as directed by a Majority in liquidation amount of the Trust Securities voting together as a single class; PROVIDED, HOWEVER, that where a consent under the Indenture would require the consent of all of the holders of the Subordinated Debentures, the Property

          Trustee may only give such consent at the direction of all of the Holders of the Trust Securities; PROVIDED, FURTHER, that the Property Trustee shall not take any action in accordance with the directions of the Holders of the Trust Securities under this Section 7(b) unless the Property Trustee has obtained, at the expense of the Holders of the Trust Securities, a written opinion of a nationally recognized independent tax counsel experienced in such matters to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action.

8.   PRO RATA.

     A reference to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of Trust Securities according to the aggregate liquidation amount of the Trust Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Trust Securities outstanding unless, in relation to a payment, an Event of Default under the Indenture has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Preferred Securities pro rata according to the aggregate liquidation amount of Preferred Securities held by the relevant Holder relative to the aggregate liquidation amount of all Preferred Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Preferred Securities, to each Holder of Common Securities pro rata according to the aggregate liquidation amount of Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding.

9.   RANKING.

     The Preferred Securities rank PARI PASSU and payment thereon shall be made Pro Rata with the Common Securities except that, where an Event of Default occurs and is continuing under the Indenture in respect of the Subordinated Debentures held by the Property Trustee, the rights of Holders of the Common Securities to payment in respect of Distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights to payment of the Holders of the Preferred Securities.

10.  LISTING.

     The Regular Trustees shall use their best efforts to cause the Preferred Securities to be listed on the New York Stock Exchange subject to notice of issuance.

11.  ACCEPTANCE OF TRUST SECURITIES GUARANTEE AND INDENTURE.

     Each Holder of Preferred Securities and Common Securities, by the acceptance thereof, agrees to the provisions of the Preferred Securities Guarantee and the Common Securities Guarantee, respectively, including the subordination provisions therein and to the provisions of the Indenture.

12.  NO PREEMPTIVE RIGHTS.

     The Holders of the Trust Securities shall have no preemptive rights to subscribe for any additional securities.

13.  MISCELLANEOUS.

     These terms constitute a part of the Declaration.

     The Sponsor will provide a copy of the Declaration, the Preferred Securities Guarantee or the Common Securities Guarantee (as may be appropriate), and the Indenture to a Holder without charge on written request to the Trust at its principal place of business.

                                                                        ANNEX I

     [IF THE PREFERRED SECURITY IS TO BE A GLOBAL CERTIFICATE INSERT - This Preferred Security is a Global Certificate within the meaning of the Declaration hereinafter referred to and is registered in the name of The Depository Trust Company, a New York corporation (the "Depositary"), or a nominee of the Depositary. This Preferred Security is exchangeable for Preferred Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Declaration and no transfer of this Preferred Security (other than a transfer of this Preferred Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in limited circumstances.

     Unless this Preferred Security is presented by an authorized representative of the Depositary to the Trust or its agent for registration of transfer, exchange or payment, and any Preferred Security issued is registered in the name of CEDE & Co. or such other name as is requested by an authorized representative of the Depositary and any payment hereon is made to CEDE & Co. or such other entity as is requested by an authorized representative of the Depositary, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, CEDE & Co., has an interest herein.]

Certificate Number                                Number of Preferred Securities

                                                  CUSIP NO.


                     Certificate Evidencing Preferred Securities

                                          of

                                   NVP CAPITAL III

                                 Preferred Securities
                   (liquidation amount $25 per Preferred Security)


     NVP CAPITAL III, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that _____________________ (the "Holder") is the registered owner of preferred securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the _____% Trust Issued Preferred Securities (liquidation amount
$25 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of ________, 1998, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Preferred Securities as set forth in Exhibit A to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Preferred Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Preferred Securities Guarantee and the Indenture to a Holder without charge upon written request to the Trust at its principal place of business.

     Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

     By acceptance, the holder agrees to treat for United States federal income tax purposes, the Subordinated Debentures as indebtedness and the Preferred Securities as evidence of indirect beneficial ownership in the Subordinated Debentures.


     IN WITNESS WHEREOF, the Trust has executed this certificate this _____ day of ________________________, ________.


                           Richard L. Hinckley
                              as Trustee



                           __________________________________________



                           Richard C. Schmalz
                              as Trustee



                           __________________________________________

                                     ASSIGNMENT


FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security Certificate to:

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Insert assignee's social security or tax identification number)

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Insert address and zip code of assignee) and irrevocably appoints

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
agent to transfer this Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date: _____________________________________

Signature: ________________________________

(Sign exactly as your name appears on the other side of this Preferred Security Certificate)

                                                                       ANNEX II


Certificate Number                           Number of Common Securities

                      Certificate Evidencing Common Securities

                                         of

                                  NVP CAPITAL III

                                 Common Securities
                    (liquidation amount $25 per Common Security)


     NVP CAPITAL III, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that ___________________ (the "Holder") is the registered owner of common securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the _____% Trust Common Securities (liquidation amount $25 per Common Security) (the "Common Securities"). Subject to the limitations set forth in Article 9 of the Declaration, the Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of _________, 1998, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Common Securities as set forth in Exhibit A to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration.

     The Holder is entitled to the benefits of the Common Securities Guarantee to the extent provided therein. The Trust will provide a copy of the Declaration, the Common Securities Guarantee and the Indenture to the Holder without charge upon written request to the Trust at its principal place of business.

     Upon receipt of this certificate, the Sponsor is bound by the Declaration and is entitled to the benefits thereunder.

     By acceptance, the Holder agrees to treat for United States federal income tax purposes the Subordinated Debentures as indebtedness and the Common Securities as evidence of indirect beneficial ownership in the Subordinated Debentures.

     IN WITNESS WHEREOF, the Trust has executed this certificate this __________ day of ________, ______.

                           Richard L. Hinckley
                              as Trustee



                           __________________________________________




                           Richard C. Schmalz
                              as Trustee


                           __________________________________________

                                     ASSIGNMENT


FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security Certificate to:

______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Insert assignee's social security or tax identification number)

______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Insert address and zip code of assignee) and irrevocably appoints)

______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
agent to transfer this Common Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date: _____________________________________

Signature: ________________________________

     (Sign exactly as your name appears on the other side of this Common Security Certificate)

                                      EXHIBIT B

                             __________________________



                      PREFERRED SECURITIES GUARANTEE AGREEMENT

                                  NVP CAPITAL III

                            DATED AS OF _________, 1998


                             __________________________

                                  TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
                                     ARTICLE I


                           DEFINITIONS AND INTERPRETATION


Section 1.01   Definitions and Interpretation. . . . . . . . . . . . . . . . 1

                                    ARTICLE II

                               TRUST INDENTURE ACT

Section 2.01   Trust Indenture Act; Application. . . . . . . . . . . . . . . 4
Section 2.02   Lists of Holders of Trust Securities. . . . . . . . . . . . . 4
Section 2.03   Reports by the Preferred Guarantee Trustee. . . . . . . . . . 5
Section 2.04   Periodic Reports to Preferred Guarantee Trustee . . . . . . . 5
Section 2.05   Evidence of Compliance with Conditions Precedent. . . . . . . 5
Section 2.06   Events of Default; Waiver . . . . . . . . . . . . . . . . . . 5
Section 2.07   Event of Default; Notice. . . . . . . . . . . . . . . . . . . 5
Section 2.08   Conflicting Interests . . . . . . . . . . . . . . . . . . . . 6

                                    ARTICLE III

           POWER, DUTIES AND RIGHTS OF PREFERRED GUARANTEE TRUSTEE

Section 3.01   Powers and Duties of the Preferred Guarantee Trustee. . . . . 6
Section 3.02   Certain Rights of Preferred Guarantee Trustee . . . . . . . . 7
Section 3.03   Not Responsible for Recitals or Issuance of Guarantee . . . . 9

                                     ARTICLE IV

                             PREFERRED GUARANTEE TRUSTEE

Section 4.01   Preferred Guarantee Trustee; Eligibility. . . . . . . . . . . 9
Section 4.02   Appointment, Removal and Resignation of Preferred
               Guarantee Trustees. . . . . . . . . . . . . . . . . . . . . .10

                                     ARTICLE V

                                     GUARANTEE

Section 5.01   Guarantee . . . . . . . . . . . . . . . . . . . . . . . . . .11
Section 5.02   Subordination . . . . . . . . . . . . . . . . . . . . . . . .11
Section 5.03   Waiver of Notice and Demand . . . . . . . . . . . . . . . . .11
Section 5.04   Obligations Not Affected. . . . . . . . . . . . . . . . . . .11

Section 5.05   Rights of Holders . . . . . . . . . . . . . . . . . . . . . .12
Section 5.06   Guarantee of Payment. . . . . . . . . . . . . . . . . . . . .12
Section 5.07   Subrogation . . . . . . . . . . . . . . . . . . . . . . . . .12
Section 5.08   Independent Obligations . . . . . . . . . . . . . . . . . . .13

                                    ARTICLE VI

                     LIMITATION OF TRANSACTIONS; SUBORDINATION

Section 6.01   Limitation of Transactions. . . . . . . . . . . . . . . . . .13
Section 6.02   Ranking . . . . . . . . . . . . . . . . . . . . . . . . . . .13

                                   ARTICLE VII

                                   TERMINATION

Section 7.01   Termination . . . . . . . . . . . . . . . . . . . . . . . . .14

                                   ARTICLE VIII

                                  INDEMNIFICATION

Section 8.01   Exculpation . . . . . . . . . . . . . . . . . . . . . . . . .14
Section 8.02   Indemnification . . . . . . . . . . . . . . . . . . . . . . .14

                                    ARTICLE IX

                                   MISCELLANEOUS

Section 9.01   Successors and Assigns. . . . . . . . . . . . . . . . . . . .15
Section 9.02   Amendments. . . . . . . . . . . . . . . . . . . . . . . . . .15
Section 9.03   Notices . . . . . . . . . . . . . . . . . . . . . . . . . . .15
Section 9.04   Benefit . . . . . . . . . . . . . . . . . . . . . . . . . . .16
Section 9.05   Governing Law . . . . . . . . . . . . . . . . . . . . . . . .16

                                CROSS-REFERENCE TABLE*

        Section of Trust Indenture              Section of
         Act of 1939, as amended            Guarantee Agreement
        --------------------------          -------------------
                310(a)                            4.01(a)
                310(b)                            4.01(c)
                310(c)                            Inapplicable
                311(a)                            2.02(b)
                311(b)                            2.02(b)
                311(c)                            Inapplicable
                312(a)                            2.02(a)
                312(b)                            2.02(b)
                313                               2.03
                314(a)                            2.04
                314(b)                            Inapplicable
                314(c)                            2.05
                314(d)                            Inapplicable
                314(e)                            1.01, 2.05, 3.02
                314(f)                            2.01, 3.02
                315(a)                            3.01(d)
                315(b)                            2.07
                315(c)                            3.01
                315(d)                            3.01(d)
                316(a)                            1.01, 2.06, 5.05
                316(b)                            5.04
                316(c)                            Inapplicable
                317(a)                            Inapplicable
                317(b)                            Inapplicable
                318(a)                            2.01(b)

* This Cross-Reference Table does not constitute part of the Guarantee Agreement and shall not affect the interpretation of any of its terms or provisions.

                       PREFERRED SECURITIES GUARANTEE AGREEMENT

     This GUARANTEE AGREEMENT (this "Guarantee Agreement"), dated as of _________, 1998, is executed and delivered by Nevada Power Company, a Nevada corporation (the "Guarantor"), and IBJ Schroder Bank & Trust Company, a New York banking corporation, as trustee (the "Preferred Guarantee Trustee"), for the benefit of the Holders (as defined herein) from time to time of the Preferred Securities (as defined herein) of NVP Capital III, a Delaware statutory business trust (the "Issuer").

                                       RECITALS

     WHEREAS, pursuant to an Amended and Restated Declaration of Trust (the "Declaration"), dated as of _________, 1998, among the trustees of the Issuer named therein, the Guarantor as sponsor and the holders from time to time of undivided beneficial interests in the assets of the Issuer, the Issuer is issuing on the date hereof $70,000,000 aggregate stated liquidation amount of Preferred Securities designated the _____% Trust Issued Preferred Securities (the "Preferred Securities");

     WHEREAS, as incentive for the Holders (as hereinafter defined) to purchase the Preferred Securities, the Guarantor desires irrevocably and unconditionally to agree, to the extent set forth in this Guarantee Agreement, to pay to the Holders of the Preferred Securities the Guarantee Payments (as defined herein) and to make certain other payments on the terms and conditions set forth herein; and

     WHEREAS, the Guarantor is also executing and delivering a guarantee agreement (the "Common Securities Guarantee Agreement") with substantially identical terms to this Guarantee Agreement for the benefit of the holders of the Common Securities (as defined herein) except that if an Event of Default (as defined in the Indenture (as defined herein)), has occurred and is continuing, the rights of holders of the Common Securities to receive Guarantee Payments under the Common Securities Guarantee Agreement are subordinated to the rights of Holders of Preferred Securities to receive Guarantee Payments under this Guarantee Agreement.

     NOW, THEREFORE, in consideration of the purchase by each Holder of Preferred Securities, which purchase the Guarantor hereby agrees shall benefit the Guarantor, the Guarantor executes and delivers this Guarantee Agreement for the benefit of the Holders.

                                     ARTICLE I

                          DEFINITIONS AND INTERPRETATION

     Section 1.01   DEFINITIONS AND INTERPRETATION.

     In this Guarantee Agreement, unless the context otherwise requires:

          (a) capitalized terms used in this Guarantee Agreement but not defined in the preamble above have the respective meanings assigned to them in this Section 1.01;

          (b) a term defined anywhere in this Guarantee Agreement has the same meaning throughout;

          (c) all references to "this Guarantee Agreement" are to this Guarantee Agreement as modified, supplemented or amended from time to time;

          (d) all references in this Guarantee Agreement to Articles and Sections are to Articles and Sections of this Guarantee Agreement unless otherwise specified;

          (e) a term defined in the Trust Indenture Act has the same meaning when used in this Guarantee Agreement unless otherwise defined in this Guarantee Agreement or unless the context otherwise requires; and

          (f)  a reference to the singular includes the plural and vice versa.

     "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

     "Authorized Officer" of a Person means any Person that is authorized to bind such Person and, with respect to the Guarantor, the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Treasurer, any assistant Treasurer or any other Officer, or agent of the Guarantor duly authorized by the board of directors of the Guarantor to act in such matters relating to the Declaration.

     "Common Securities" means the common securities representing undivided beneficial interests in the assets of the Issuer.

     "Covered Person" means any Holder or beneficial owner of Preferred Securities.

     "Direction" by a Person means a written direction signed:

          (a)  if the Person is a natural person by that Person; or

          (b) in any other case, in the name of such Person by one or more Authorized Officers of that Person.

     "Event of Default" means a default by the Guarantor on any of its payment or other obligations under this Guarantee Agreement.

     "Guarantee Payments" means the following payments or distributions, without duplication, with respect to the Preferred Securities, to the extent not paid or made by the Issuer: (i) any accumulated and unpaid Distributions (as defined in the Declaration) that are required to be paid on such Preferred Securities to the extent the Issuer shall have funds available therefor, (ii) the redemption price, including all accumulated and unpaid Distributions to the date of redemption (the "Redemption Price"), to the extent the Issuer shall have funds available therefor with respect to any Preferred Securities called for redemption by the Issuer, and (iii) upon a voluntary or involuntary liquidation, dissolution, winding-up or termination of the Issuer (other than in connection with the distribution of Subordinated Debentures to the Holders or the redemption of all the Preferred Securities upon the redemption or Maturity Date (as defined in the Indenture) of the Subordinated Debentures), the lesser of (a) the aggregate of the liquidation amount and all accumulated and unpaid
Distributions on the Preferred Securities to the date of payment to the extent the Trust shall have funds available therefor, and (b) the amount of assets of the Issuer remaining available for distribution to Holders in liquidation of the Issuer (in either case, the "Liquidation Distribution").

     "Holder" means any holder, as registered on the books and records of the Issuer of any Preferred Securities; PROVIDED, THAT, in determining whether the holders of the requisite percentage of Preferred Securities have given any request, notice, consent or waiver hereunder, "Holder" shall not include the Guarantor or any Affiliate of the Guarantor.

     "Indemnified Person" means the Preferred Guarantee Trustee, any Affiliate of the Preferred Guarantee Trustee, or any officers, directors, shareholders, members, partners, employees, representatives or agents of the Preferred Guarantee Trustee.

     "Indenture" means the Indenture dated as of _________, 1998, among the Guarantor and IBJ Schroder Bank & Trust Company, as trustee, as modified, amended or supplemented from time to time.

     "Majority in liquidation amount of the Trust Securities" means, except as provided by the Trust Indenture Act, a vote by Holder(s) of Preferred Securities, voting separately as a class, of more than 50% of the liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accumulated and unpaid Distributions to the date upon which the voting percentages are determined) of all Preferred Securities.

     "Officer's Certificate" means, with respect to any Person, a certificate signed by an Authorized Officer of such Person. Any Officer's Certificate delivered with respect to compliance with a condition or covenant provided for in this Guarantee Agreement shall include:

          (a) a statement that such officer signing the Officer's Certificate has read the covenant or condition and the definition relating thereto;

          (b) a brief statement of the nature and scope of the examination or investigation undertaken by such officer in rendering the Officer's Certificate;

          (c) a statement that such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement as to whether, in the opinion of such officer, such condition or covenant has been complied with.

     "Opinion of Counsel" or "opinion of counsel" means a written opinion of counsel for the Preferred Guarantee Trustee or the Guarantor and who shall be reasonably acceptable to the Preferred Guarantee Trustee.

     "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

     "Preferred Guarantee Trustee" means IBJ Schroder Bank & Trust Company, until a Successor Preferred Guarantee Trustee has been appointed and has accepted such appointment pursuant to the terms of this Guarantee Agreement, and thereafter means each such Successor Preferred Guarantee Trustee.

     "Responsible Officer" means, when used with respect to the Preferred Guarantee Trustee, any vice-president, any assistant vice-president, the secretary, any assistant secretary, the treasurer, any assistant treasurer or any other officer in the Corporate Trust Office customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for administration of this Guarantee Agreement and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

     "Securities Act" means the Securities Act of 1933, as the same may be amended from time to time, or any successor legislation.

     "Subordinated Debentures" means $72,164,950 aggregate principal amount of the Guarantor's _____% Junior Subordinated Deferrable Interest Debentures due 2038 held by the Property Trustee of the Issuer.

     "Successor Preferred Guarantee Trustee" means a successor Preferred Guarantee Trustee possessing the qualifications to act as Preferred Guarantee Trustee under Section 4.01.

     "Trust Indenture Act" means the Trust Indenture Act of 1939, as the same may be amended from time to time, or any successor legislation.

     "Trust Securities" means collectively the Common Securities and the Preferred Securities.

                                 ARTICLE II

                            TRUST INDENTURE ACT

     Section 2.01   TRUST INDENTURE ACT; APPLICATION.

          (a) This Guarantee Agreement is subject to the provisions of the Trust Indenture Act that are required to be part of this Guarantee Agreement and shall, to the extent applicable, be governed by such provisions; and

          (b) If and to the extent that any provision of this Guarantee Agreement limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such duties imposed by the Trust Indenture Act shall control.

     Section 2.02   LISTS OF HOLDERS OF TRUST SECURITIES.

          (a) The Guarantor shall provide the Preferred Guarantee Trustee with a list, in such form as the Preferred Guarantee Trustee may reasonably require, of the names and addresses of the Holders ("List of Holders") as of such date, (i) within 14 days after each record date for payment of distributions, and (ii) at any other time within 30 days of receipt by the Guarantor of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Preferred Guarantee Trustee provided that the Guarantor shall not be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Preferred Guarantee Trustee by the Guarantor. The Preferred Guarantee Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

          (b) The Preferred Guarantee Trustee shall comply with its obligations under Sections 311(a), 311(b) and 312(b) of the Trust Indenture Act.

     Section 2.03   REPORTS BY THE PREFERRED GUARANTEE TRUSTEE.

     Within 60 days after December 31 of each year, the Preferred Guarantee Trustee shall provide to the Holders of the Preferred Securities such reports as are required by Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Preferred Guarantee Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

     Section 2.04   PERIODIC REPORTS TO PREFERRED GUARANTEE TRUSTEE.

     The Guarantor shall provide to the Preferred Guarantee Trustee such documents, reports and information as required by Section 314 (if any) and the compliance certificate required by Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.

     Section 2.05   EVIDENCE OF COMPLIANCE WITH CONDITIONS PRECEDENT.

     The Guarantor shall provide to the Preferred Guarantee Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Guarantee Agreement that relate to any of the matters set forth in Section 314 (c) of the Trust Indenture Act. Any certificate or opinion required to be given by officers of the Guarantor pursuant to Section 314(c)(1) shall be given in the form of an Officer's Certificate.

     Section 2.06   EVENTS OF DEFAULT; WAIVER.

     The Holders of a Majority in liquidation amount of Preferred Securities may, by vote, on behalf of the Holders of all of the Preferred Securities, waive any past Event of Default and its consequences. Upon such waiver, any such Event of Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Guarantee Agreement, but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

     Section 2.07   EVENT OF DEFAULT; NOTICE.

          (a) The Preferred Guarantee Trustee shall, within 90 days after the occurrence of an Event of Default, transmit by mail, first class postage prepaid, to the Holders, notices of all Events of Default known to the Preferred Guarantee Trustee, unless such defaults have been cured before the giving of such notice, PROVIDED, THAT, the Preferred Guarantee Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers of the Preferred Guarantee Trustee in good faith determines that the withholding of such notice is in the interests of the Holders.

          (b) The Preferred Guarantee Trustee shall not be deemed to have knowledge of any Event of Default unless a Responsible Officer of the Preferred Guarantee Trustee shall have received written notice as provided in
Section 9.03, or a Responsible Officer shall have obtained actual notice, of such Event of Default.

     Section 2.08   CONFLICTING INTERESTS.

     The Declaration shall be deemed to be specifically described in this Guarantee Agreement for the purposes of the first proviso contained in Section 310(b) of the Trust Indenture Act.

                               ARTICLE III

        POWER, DUTIES AND RIGHTS OF PREFERRED GUARANTEE TRUSTEE

     Section 3.01   POWERS AND DUTIES OF THE PREFERRED GUARANTEE TRUSTEE.

          (a) This Guarantee Agreement shall be held by the Preferred Guarantee Trustee for the benefit of the Holders, and the Preferred Guarantee Trustee shall not transfer this Guarantee Agreement to any Person except a Holder exercising his or her rights pursuant to Section 5.05(b) or to a Successor Preferred Guarantee Trustee on acceptance by such Successor Preferred Guarantee Trustee of its appointment to act as Successor Preferred Guarantee Trustee. The right, title and interest of the Preferred Guarantee Trustee shall automatically vest in any Successor Preferred Guarantee Trustee, and such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered pursuant to the appointment of such Successor Preferred Guarantee Trustee.

          (b) If an Event of Default has occurred and is continuing, the Preferred Guarantee Trustee shall enforce this Guarantee Agreement for the benefit of the Holders.

          (c) The Preferred Guarantee Trustee, before the occurrence of any Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Guarantee Agreement, and no implied covenants shall be read into this Guarantee Agreement against the Preferred Guarantee Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.06), the Preferred Guarantee Trustee shall exercise such of the rights and powers vested in it by this Guarantee Agreement, and use the same degree of care and skill in its exercise thereof, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

           (d) No provision of this Guarantee Agreement shall be construed to relieve the Preferred Guarantee Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

               (i) prior to the occurrence of any Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

                    (A)  the duties and obligations of the
          Preferred Guarantee Trustee shall be determined solely by the express provisions of this Guarantee Agreement, and the Preferred Guarantee Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Guarantee Agreement, and no implied covenants or obligations shall be read into this Guarantee Agreement against the Preferred Guarantee Trustee; and

                    (B) in the absence of bad faith on the part of the Preferred Guarantee Trustee, the Preferred Guarantee Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Preferred Guarantee Trustee and conforming to the requirements of this Guarantee Agreement; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Preferred Guarantee Trustee, the Preferred Guarantee Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Guarantee Agreement;

              (ii) the Preferred Guarantee Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Preferred Guarantee Trustee, unless it shall be proved that the Preferred Guarantee Trustee was negligent in ascertaining the pertinent facts upon which such judgment was made;

              (iii) the Preferred Guarantee Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Preferred Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Preferred Guarantee Trustee, or exercising any trust or power conferred upon the Preferred Guarantee Trustee under this Guarantee Agreement; and

              (iv) no provision of this Guarantee Agreement shall require the Preferred Guarantee Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if the Preferred Guarantee Trustee shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Guarantee Agreement or adequate indemnity against such risk or liability is not reasonably assured to it.

     Section 3.02   CERTAIN RIGHTS OF PREFERRED GUARANTEE TRUSTEE.

     (a)  Subject to the provisions of Section 3.01:

          (i) The Preferred Guarantee Trustee may rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, Officer's Certificate, statement, instrument, opinion, Opinion of Counsel, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties.

          (ii) Any direction or act of the Guarantor contemplated by this Guarantee Agreement shall be sufficiently evidenced by a Direction or an Officer's Certificate.

          (iii)  Whenever, in the administration of this Guarantee
     Agreement, the Preferred Guarantee Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Preferred Guarantee Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and rely upon an Officer's Certificate which, upon receipt of such request, shall be promptly delivered by the Guarantor.

          (iv) The Preferred Guarantee Trustee shall have no duty to see to any recording, filing or registration of any instrument (or any re-recording, refiling or registration thereof).

          (v) The Preferred Guarantee Trustee may consult with counsel, and the written advice or opinion of such counsel with respect to legal matters shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion. Such counsel may be counsel to the Guarantor or any of its Affiliates and may include any of its employees. The Preferred Guarantee Trustee shall have the right at any time to seek instructions concerning the administration of this Guarantee Agreement from any court of competent jurisdiction.

          (vi) The Preferred Guarantee Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Guarantee Agreement at the request or direction of any Holder, unless such Holder shall have provided to the Preferred Guarantee Trustee such security and indemnity acceptable to the Preferred Guarantee Trustee, against the costs, expenses (including attorneys' fees and expenses) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Preferred Guarantee Trustee; provided that, nothing contained in this Section 3.02(a)(vi) shall be taken to relieve the Preferred Guarantee Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Guarantee Agreement.

          (vii) The Preferred Guarantee Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Preferred Guarantee Trustee, in its discretion may make such further inquiry or investigation into such facts or matters as it may see fit.

          (viii) The Preferred Guarantee Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, and the Preferred Guarantee Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

          (ix) Any action taken by the Preferred Guarantee Trustee or its agents hereunder shall bind the Holders, and the signature of the Preferred Guarantee Trustee or its agents alone shall be sufficient and effective to perform any such action. No third party shall be required to inquire as to the authority of the Preferred Guarantee Trustee to so act or as to its compliance with any of the terms and provisions of this Guarantee Agreement, both of which shall be conclusively evidenced by the Preferred Guarantee Trustee's or its agent's taking such action.

          (x)   Whenever in the administration of this Guarantee
     Agreement the Preferred Guarantee Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Preferred Guarantee Trustee (i) may request instructions from the Holders, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in acting in accordance with such instructions.

     (b) No provision of this Guarantee Agreement shall be deemed to impose any duty or obligation on the Preferred Guarantee Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it in any jurisdiction in which it shall be illegal, or in which the Preferred Guarantee Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Preferred Guarantee Trustee shall be construed to be a duty.

     Section 3.03   NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF GUARANTEE.

     The recitals contained in this Guarantee shall be taken as the statements of the Guarantor, and the Preferred Guarantee Trustee does not assume any responsibility for their correctness. The Preferred Guarantee Trustee makes no representation as to the validity or sufficiency of this Guarantee Agreement.

                                   ARTICLE IV

                          PREFERRED GUARANTEE TRUSTEE

     Section 4.01   PREFERRED GUARANTEE TRUSTEE; ELIGIBILITY.

          (a) There shall at all times be a Preferred Guarantee Trustee that shall:

               (i)  not be an Affiliate of the Guarantor; and

               (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Securities and Exchange Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then, for the purposes of this Section 4.01(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

          (b) If at any time the Preferred Guarantee Trustee shall cease to be eligible to so act under Section 4.01(a), the Preferred Guarantee Trustee shall immediately resign in the manner and with the effect set out in Section
4.02 (c).

          (c) If the Preferred Guarantee Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Preferred Guarantee Trustee and Guarantor shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

     Section 4.02 APPOINTMENT, REMOVAL AND RESIGNATION OF PREFERRED GUARANTEE TRUSTEES.

          (a) Subject to Section 4.02(b), the Preferred Guarantee Trustee may be appointed or removed without cause at any time by the Guarantor.

          (b) The Preferred Guarantee Trustee shall not be removed in accordance with Section 4.02(a) until a Successor Preferred Guarantee Trustee has been appointed and has accepted such appointment by written instrument executed by such Successor Preferred Guarantee Trustee and delivered to the Guarantor and the Preferred Guarantee Trustee being removed.

          (c) The Preferred Guarantee Trustee appointed to office shall hold office until a Successor Preferred Guarantee Trustee shall have been appointed or until its removal or resignation. The Preferred Guarantee Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing executed by the Preferred Guarantee Trustee and delivered to the Guarantor, which resignation shall not take effect until a Successor Preferred Guarantee Trustee has been appointed and has accepted such appointment by instrument in writing executed by such Successor Preferred Guarantee Trustee and delivered to the Guarantor and the resigning Preferred Guarantee Trustee.

          (d) If no Successor Preferred Guarantee Trustee shall have been appointed and accepted appointment as provided in this Section 4.02 within 60 days after delivery to the Guarantor of an instrument of resignation, the resigning Preferred Guarantee Trustee may petition any court of competent jurisdiction for appointment of a Successor Preferred Guarantee Trustee.
Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Successor Preferred Guarantee Trustee.

                                   ARTICLE V

                                   GUARANTEE

     Section 5.01   GUARANTEE.

     The Guarantor irrevocably and unconditionally agrees to pay in full to the Holders the Guarantee Payments (without duplication of amounts theretofore paid by the Issuer), as and when due, regardless of any defense, right of set-off or counterclaim that the Issuer may have or assert. The Guarantor's obligation to make a Guarantee Payment may be satisfied by direct payment of the required amounts by the Guarantor to the Holders or by causing the Issuer to pay such amounts to the Holders.

     Section 5.02   SUBORDINATION.

     If an event of default under the Indenture has occurred and is continuing, the rights of holders of the Common Securities to receive payments under the Common Securities Guarantee Agreement are subordinated to the rights of Holders to receive Guarantee Payments.

     Section 5.03   WAIVER OF NOTICE AND DEMAND.

     The Guarantor hereby waives notice of acceptance of this Guarantee Agreement and of any liability to which it applies or may apply, presentment, demand for payment, any right to require a proceeding first against the Issuer or any other Person before proceeding against the Guarantor, protest, notice of nonpayment, notice of dishonor, notice of redemption and all other notices and demands.

     Section 5.04   OBLIGATIONS NOT AFFECTED.

     The obligations, covenants, agreements and duties of the Guarantor under this Guarantee Agreement shall in no way be affected or impaired by reason of the happening from time to time of any of the following:

          (a) the release or waiver, by operation of law or otherwise, of the performance or observance by the Issuer of any express or implied agreement, covenant, term or condition relating to the Preferred Securities to be performed or observed by the Issuer;

          (b) the extension of time for the payment by the Issuer of all or any portion of the Distributions, Redemption Price, Liquidation Distribution or any other sums payable under the terms of the Preferred Securities or the extension of time for the performance of any other obligation under, arising out of, or in connection with, the Preferred Securities (other than an extension of time for payment of Distributions, Redemption Price, Liquidation Distribution or other sums payable that results from the extension of any interest payment period on the Subordinated Debentures or any extension of the maturity date of the Subordinated Debentures permitted by the Indenture);

          (c) any failure, omission, delay or lack of diligence on the part of the Holders to enforce, assert or exercise any right, privilege, power or remedy conferred on the Holders pursuant to the terms of the Preferred Securities, or any action on the part of the Issuer granting indulgence or extension of any kind;

          (d) the voluntary or involuntary liquidation, dissolution, sale of any collateral, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of debt of, or other similar proceedings affecting, the Issuer or any of the assets of the Issuer;

          (e) any invalidity of, or defect or deficiency in the Preferred Securities;

          (f) the settlement or compromise of any obligation guaranteed hereby or hereby incurred; or

          (g) any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a guarantor, it being the intent of this Section 5.04 that the obligations of the Guarantor hereunder shall be absolute and unconditional under any and all circumstances.

     There shall be no obligation of the Holders to give notice to, or obtain consent of, the Guarantor with respect to the happening of any of the foregoing.

     Section 5.05   RIGHTS OF HOLDERS.

           (a) The Holders of a Majority in liquidation amount of the Preferred Securities have the right to direct the time, method and place of conducting of any proceeding for any remedy available to the Preferred Guarantee Trustee in respect of this Guarantee Agreement or exercising any trust or power conferred upon the Preferred Guarantee Trustee under this Guarantee Agreement.

           (b) Notwithstanding anything contained herein, any Holder of Preferred Securities may institute a legal proceeding directly against the Guarantor to enforce its rights under this Guarantee Agreement, without first instituting a legal proceeding against the Issuer, the Preferred Guarantee Trustee or any other Person.

     Section 5.06   GUARANTEE OF PAYMENT.

     This Guarantee Agreement creates a guarantee of payment and not of collection.

     Section 5.07   SUBROGATION.

     The Guarantor shall be subrogated to all (if any) rights of the Holders against the Issuer in respect of any amounts paid to such Holders by the Guarantor under this Guarantee Agreement; PROVIDED, HOWEVER , that the Guarantor shall not (except to the extent required by mandatory provisions of law) be entitled to enforce or exercise any right that it may acquire by way of subrogation or any indemnity, reimbursement or other agreement, in all cases as a result of payment under this Guarantee Agreement, if, at the time of any such payment, any amounts are due and unpaid under this Guarantee Agreement. If any amount shall be paid to the Guarantor in violation of the preceding sentence, the Guarantor agrees to hold such amount in trust for the Holders and to pay over such amount to the Holders.

     Section 5.08   INDEPENDENT OBLIGATIONS.

     The Guarantor acknowledges that its obligations hereunder are independent of the obligations of the Issuer with respect to the Preferred Securities, and that the Guarantor shall be liable as principal and as debtor hereunder to make Guarantee Payments pursuant to the terms of this Guarantee Agreement notwithstanding the occurrence of any event referred to in subsections (a) through (g), inclusive, of Section 5.04 hereof.

                                   ARTICLE VI

                    LIMITATION OF TRANSACTIONS; SUBORDINATION

     Section 6.01   LIMITATION OF TRANSACTIONS.

     So long as any Preferred Securities remain outstanding, if there shall have occurred an Event of Default or an event of default under the Declaration, then the Guarantor shall not (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of its capital stock or (ii) make any payment of principal of, or interest or premium, if any, on or repay, repurchase or redeem, or make any sinking fund payment with respect to, any indebtedness of the Company (including other junior subordinated debt securities) that ranks PARI PASSU with or junior in right of payment to the Subordinated Debentures or make any guarantee payments with respect to the foregoing (other than (a) dividends or distributions in common stock of the Company, (b) redemptions or purchases of any rights pursuant to the Company's Stock Purchase Rights Plan, or any successor to such Stock Purchase Rights Plan, and the declaration of a dividend of such rights or the issuance of preferred stock under such plans in the future, (c) payments under this Guarantee Agreement, (d) purchases of common stock related to the issuance of common stock under the Company's Stock Purchase and Dividend Reinvestment Plan and any of the Company's benefit plans for its directors, officers or employees and (e) purchases of common stock required to prevent the loss or secure the renewal or reinstatement of any government license or franchise held by the Company or any of its subsidiaries).

     Section 6.02   RANKING.

     This Guarantee Agreement will constitute an unsecured obligation of the Guarantor and will rank (i) subordinate and junior in right of payment to all other liabilities of the Guarantor (other than the Common Securities Guarantee or any guarantee now or hereafter entered into by the Guarantor in respect of any preferred or preference stock of any Affiliate of the Guarantor), (ii) PARI PASSU with the most senior preferred or preference stock now or hereafter issued by the Guarantor and with any guarantee now or hereafter entered into by the Guarantor in respect of any preferred or preference stock of any Affiliate of the Guarantor, and (iii) senior to the Guarantor's common stock.

                                 ARTICLE VII

                                 TERMINATION

     Section 7.01   TERMINATION.

     This Guarantee Agreement shall terminate upon (i) full payment of the Redemption Price of all Preferred Securities, (ii) the distribution of the Subordinated Debentures to the Holders of all Preferred Securities or (iii) full payment of the amounts payable in accordance with the Declaration upon liquidation of the Issuer. Notwithstanding the foregoing, this Guarantee Agreement will continue to be effective or will be reinstated, as the case may be, if at any time any Holder of Preferred Securities must restore payment of any sums paid under the Preferred Securities or under this Preferred Securities Guarantee. Notwithstanding anything contained herein to the contrary, the obligations of the Guarantor set forth in Article VIII hereof shall survive termination of this Guarantee Agreement or the earlier resignation or removal of the Preferred Guarantee Trustee.

                                  ARTICLE VIII

                                 INDEMNIFICATION

     Section 8.01   EXCULPATION.

             (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Guarantor or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith in accordance with this Guarantee Agreement and in a manner that such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Guarantee Agreement or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's negligence or willful misconduct with respect to such acts or omissions.

             (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Guarantor and upon such information, opinions, reports or statements presented to the Guarantor by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Guarantor, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Preferred Securities might properly be paid.

     Section 8.02   INDEMNIFICATION.

            (a) To the fullest extent permitted by applicable law, the Guarantor shall indemnify and hold harmless each Indemnified Person from and against any loss, damage or claim incurred by such Indemnified Person in connection with this Guarantee Agreement including without limitation by reason of any act or omission performed or omitted by such Indemnified Person in good faith in accordance with this Guarantee Agreement and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Guarantee Agreement, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Indemnified Person by reason of negligence or willful misconduct with respect to such acts or omissions.

            (b) To the fullest extent permitted by applicable law, expenses (including legal fees) incurred by an Indemnified Person in defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the Guarantor prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Guarantor of any undertaking by or on behalf of the Indemnified Person to repay such amount if it shall be determined that the Indemnified Person is not entitled to be indemnified as authorized in Section 8.02(a).

                                  ARTICLE IX

                                 MISCELLANEOUS

     Section 9.01   SUCCESSORS AND ASSIGNS.

     All guarantees and agreements contained in this Guarantee Agreement shall bind the successors, assigns, receivers, trustees and representatives of the Guarantor and shall inure to the benefit of the Holders of the Preferred Securities then outstanding.

     Section 9.02   AMENDMENTS.

     Except with respect to any changes that do not adversely affect the rights of Holders (in which case no consent of Holders will be required), this Guarantee Agreement may only be amended with the prior approval of the Holders of at least 66-2/3% in liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accumulated and unpaid Distributions to the date upon which the voting percentages are determined) of all the outstanding Preferred Securities (as defined in the Declaration). The provisions of Section 12.2 of the Declaration with respect to meetings or actions by written consent of Holders of the Trust Securities apply to the giving of such approval. The Preferred Guarantee Trustee may, but shall have no obligation to, execute and deliver any amendment to this Guarantee Agreement which affects the Preferred Guarantee Trustee's rights, duties or immunities hereunder or otherwise.

     Section 9.03   NOTICES.

     All notices provided for in this Guarantee Agreement shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by registered or certified mail as follows:

          (a) If given to the Preferred Guarantee Trustee, at the Preferred Guarantee Trustee's mailing address set forth below (or such other address as the Preferred Guarantee Trustee may give notice of to the Holders of the Preferred Securities):

                    IBJ Schroder Bank & Trust Company
                    One State Street
                    New York, New York  10004
                    Attention:  Corporate Trust Department
                    Telecopy Number:  (212) 858-2952

          (b) If given to the Guarantor, at the Guarantor's mailing address set forth below (or such other address as the Guarantor may give notice of to the Holders of the Preferred Securities):

                    Nevada Power Company
                    6226 West Sahara Avenue
                    Las Vegas, Nevada  89146
                    Telecopy Number:  (702) 367-5864

          (c) If given to any Holder of Preferred Securities, at the address set forth in the books and records of the Issuer.

     All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

     Section 9.04   BENEFIT.

     This Guarantee Agreement is solely for the benefit of the Holders of the Preferred Securities and, subject to Section 3.01(a), is not separately transferable from the Preferred Securities.

     Section 9.05   GOVERNING LAW.

     THIS GUARANTEE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this Guarantee Agreement to be executed by their respective officers thereunto duly authorized, as of the day and year first above written.

                                        NEVADA POWER COMPANY

                                        By:
                                           ----------------------------------
                                           Name:
                                           Title:



                                        IBJ SCHRODER BANK & TRUST COMPANY,
                                        as Preferred Guarantee Trustee

                                        By:
                                           ----------------------------------
                                           Name:
                                           Title:

                                     EXHIBIT C

                       COMMON SECURITIES GUARANTEE AGREEMENT

     This GUARANTEE AGREEMENT (this "Guarantee Agreement"), dated as of __________, 1998, is executed and delivered by Nevada Power Company, a Nevada corporation (the "Guarantor"), for the benefit of the Holders (as defined herein) from time to time of the Common Securities (as defined in the Declaration referred to below) of NVP Capital III, a Delaware business trust (the "Issuer").

     WHEREAS, pursuant to an Amended and Restated Declaration of Trust (the "Declaration"), dated as of ____________, 1998, among the Trustees of the Issuer named therein, the Guarantor as sponsor and the holders from time to time of securities representing undivided beneficial interests in the assets of the Issuer, the Issuer is issuing on the date hereof $2,164,950 aggregate stated liquidation amount of the Issuer's Common Securities designated the _____% Trust Issued Common Securities (the "Common Securities"), representing beneficial interests in the assets of the Issuer;

     WHEREAS, as incentive for the Holders to purchase the Common Securities, the Guarantor desires irrevocably and unconditionally to agree, to the extent set forth in this Guarantee Agreement, to pay to the Holders of the Common Securities the Guarantee Payments (as defined herein) and to make certain other payments on the terms and conditions set forth herein; and

     WHEREAS, the Guarantor is also executing and delivering a guarantee agreement on substantially identical terms to this Guarantee Agreement for the benefit of the holders of the Preferred Securities (the "Preferred Securities Guarantee") except that if an Event of Default (as defined in the Indenture), has occurred and is continuing, the rights of Holders of the Common Securities to receive Guarantee Payments under this Guarantee Agreement are subordinated to the rights of holders of Preferred Securities to receive Guarantee Payments under the Preferred Securities Guarantee.

     NOW, THEREFORE, in consideration of the purchase by each Holder of Common Securities, which purchase the Guarantor hereby agrees shall benefit the Guarantor, the Guarantor executes and delivers this Guarantee Agreement for the benefit of the Holders.

                                   ARTICLE I

                         DEFINITIONS AND INTERPRETATION

     Section 1.1 DEFINITIONS. In this Guarantee Agreement, unless the context otherwise requires, the terms set forth below shall have the following meanings.

          (a) Capitalized terms used in this Guarantee Agreement but not defined in the preamble above have the respective meanings assigned to them in this Section 1.1;

          (b) Terms defined in the Declaration as at the date of execution of this Guarantee Agreement have the same meaning when used in this Guarantee Agreement unless otherwise defined in this Guarantee Agreement;

          (c) A term defined anywhere in this Guarantee Agreement has the same meaning throughout;

          (d) All references to "this Guarantee Agreement" are to this Guarantee Agreement as modified, supplemented or amended from time to time;

          (e) All references in this Guarantee Agreement to Articles and Sections are to Articles and Sections of this Guarantee Agreement unless otherwise specified; and

          (f)  A reference to the singular includes the plural and vice versa.

     "Guarantee Payments" shall mean the following payments or distributions, without duplication, with respect to the Common Securities, to the extent not paid or made by the Issuer: (i) any accumulated and unpaid Distributions which are required to be paid on such Common Securities to the extent the Issuer shall have funds available therefor, (ii) the redemption price, including all accumulated and unpaid Distributions to the date of redemption (the "Redemption Price") to the extent the Issuer shall have funds available therefor, with respect to any Common Securities called for redemption by the Issuer, and (iii) upon a voluntary or involuntary liquidation, dissolution, winding-up or termination of the Issuer (other than in connection with the distribution of Subordinated Debentures to the Holders on the redemption of all the Common Securities upon the redemption or Maturity Date of the Subordinated Debentures), the lesser of (a) the aggregate of the liquidation amount and all accumulated and unpaid Distributions on the Common Securities to the date of payment, and
(b) the amount of assets of the Issuer remaining available for distribution to Holders in liquidation of the Issuer (in either case, the "Liquidation Distribution").

     "Holder" shall mean any holder, as registered on the books and records of the Issuer, of any Common Securities.

                                  ARTICLE II

                                   GUARANTEE

     Section 2.1 GUARANTEE. The Guarantor irrevocably and unconditionally agrees to pay in full to the Holders the Guarantee Payments (without duplication of amounts theretofore paid by the Issuer), as and when due, regardless of any defense, right of set-off or counterclaim which the Issuer may have or assert. The Guarantor's obligation to make a Guarantee Payment may be satisfied by direct payment of the required amounts by the Guarantor to the Holders or by causing the Issuer to pay such amounts to the Holders.

     Section 2.2 WAIVER OF NOTICE AND DEMAND. The Guarantor hereby waives notice of acceptance of this Guarantee Agreement and of any liability to which it applies or may apply, presentment, demand for payment, any right to require a proceeding first against the Issuer or any other Person before proceeding against the Guarantor, protest, notice of non-payment, notice of dishonor, notice of redemption and all other notices and demands.

     Section 2.3 SUBORDINATION. If an Event of Default (as defined in the Indenture), has occurred and is continuing, the rights of Holders of the Common Securities to receive Guarantee Payments under this Guarantee Agreement are subordinated to the rights of Holders of Preferred Securities to receive Guarantee Payments under the Preferred Securities Guarantee.

     Section 2.4 OBLIGATIONS NOT AFFECTED. The obligations, covenants, agreements and duties of the Guarantor under this Guarantee Agreement shall in no way be affected or impaired by reason of the happening from time to time of any of the following:

          (a) the release or waiver, by operation of law or otherwise, of the performance or observance by the Issuer of any express or implied agreement, covenant, term or condition relating to the Common Securities to be performed or observed by the Issuer;

          (b) the extension of time for the payment by the Issuer of all or any portion of the Distributions, Redemption Price, Liquidation Distribution or any other sums payable under the terms of the Common Securities or the extension of time for the performance of any other obligation under, arising out of, or in connection with, the Common Securities (other than an extension of time for payment of Distributions, Redemption Price, Liquidation Distribution or other sum payable that results from the extension of any interest payment period on the Subordinated Debentures or any extension of the maturity date of the Subordinated Debentures permitted by the Indenture);

          (c) any failure, omission, delay or lack of diligence on the part of the Holders to enforce, assert or exercise any right, privilege, power or remedy conferred on the Holders pursuant to the terms of the Common Securities, or any action on the part of the Issuer granting indulgence or extension of any kind;

          (d) the voluntary or involuntary liquidation, dissolution, sale of any collateral, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of debt of, or other similar proceedings affecting, the Issuer or any of the assets of the Issuer;

          (e)  any invalidity of, or defect or deficiency in the Common
Securities;

          (f) the settlement or compromise of any obligation guaranteed hereby or hereby incurred; or

          (g) any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a guarantor, it being the intent of this Section 2.4 that the obligations of the Guarantor hereunder shall be absolute and unconditional under any and all circumstances.

     There shall be no obligation of the Holders to give notice to, or obtain consent of, the Guarantor with respect to the happening of any of the foregoing.

     Section 2.5 RIGHTS OF HOLDERS. The Guarantor expressly acknowledges that any Holder of Common Securities may institute a legal proceeding directly against the Guarantor to enforce its rights under this Guarantee Agreement, without first instituting a legal proceeding against the Issuer or any other Person.

     Section 2.6 GUARANTEE OF PAYMENT. This Guarantee Agreement creates a guarantee of payment and not of collection.

     Section 2.7 SUBROGATION OF PAYMENT. The Guarantor shall be subrogated to all (if any) rights of the Holders of Common Securities against the Issuer in respect of any amounts paid to such Holders by the Guarantor under this Guarantee Agreement; PROVIDED, HOWEVER, that the Guarantor shall not (except to the extent required by mandatory provisions of law) be entitled to enforce or exercise any rights which it may acquire by way of subrogation or any indemnity, reimbursement or other agreement, in all cases as a result of payment under this Guarantee Agreement, if, at the time of any such payment, any amounts are due and unpaid under this Guarantee Agreement. if any amount shall be paid to the Guarantor in violation of the preceding sentence, the Guarantor agrees to hold such amount in trust for the Holders and to pay over such amount to the Holders.

     Section 2.8 INDEPENDENT OBLIGATIONS. The Guarantor acknowledges that its obligations hereunder are independent of the obligations of the Issuer with respect to the Common Securities and that the Guarantor shall be liable as principal and as debtor hereunder to make Guarantee Payments pursuant to the terms of this Guarantee Agreement notwithstanding the occurrence of any event referred to in subsections (a) through (g), inclusive, of Section 2.4 hereof.

                                  ARTICLE III

                    LIMITATION OF TRANSACTIONS; SUBORDINATION

     Section 3.1 LIMITATION OF TRANSACTIONS. So long as any Common Securities remain outstanding, if (A) the Guarantor shall be in default with respect to its Guarantee Payments or other obligations hereunder, or (B) there shall have occurred any Event of Default, then the Guarantor shall not (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of its capital stock or (ii) make any payment of principal of, or interest or premium, if any, on or repay, repurchase or redeem, or make any sinking fund payment with respect to, any indebtedness of the Company (including other junior subordinated debt securities) that ranks PARI PASSU with or junior in right of payment to the Subordinated Debentures or make any guarantee payments with respect to the foregoing (other than (a) dividends or distributions in common stock of the Company, (b) redemptions or purchases of any rights pursuant to the Company's Stock Purchase Rights Plan, or any successor to such Stock Purchase Rights Plan, and the declaration of a dividend of such rights or the issuance of preferred stock under such plans in the future, (c) payments under this Guarantee Agreement, (d) purchases of common stock related to the issuance of common stock under the Company's Stock Purchase and Dividend Reinvestment Plan and any of the Company's benefit plans for its directors, officers or employees and (e) purchases of common stock required to prevent the loss or secure the renewal or reinstatement of any government license or franchise held by the Company or any of its subsidiaries).

     Section 3.2 RANKING. This Guarantee Agreement will constitute an unsecured obligation of the Guarantor and will rank (i) subordinate and junior in right of payment to all other liabilities of the Guarantor (other than any obligation in respect of the Preferred Securities Guarantee or any guarantee now or hereafter entered into by the Guarantor in respect of any preferred or preference stock of any Affiliate of the Guarantor), (ii) PARI PASSU with the most senior preferred or preference stock now or hereafter issued by the Guarantor and with any guarantee now or hereafter entered into by the Guarantor in respect of any preferred or preference stock of any Affiliate of the Guarantor, and (iii) senior to the Guarantor's common stock.
 If an Event of Default (as defined in the Indenture), has occurred and is continuing, the rights of Holders of the Common Securities to receive Guarantee Payments under this Guarantee Agreement are subordinated to the rights of holders of Preferred Securities to receive Guarantee Payments.

                                   ARTICLE IV

                                   TERMINATION

     Section 4.1 TERMINATION. This Guarantee Agreement shall terminate upon full payment of the Redemption Price of all Common Securities, upon the distribution of the Subordinated Debentures to the Holders of all of the Common Securities or upon full payment of the amounts payable in accordance with the Declaration upon liquidation of the Issuer. Notwithstanding the foregoing, this Guarantee Agreement will continue to be effective or will be reinstated, as the case may be, if at any time any Holder of Common Securities must restore payment of any sums paid under the Common Securities or under this Guarantee Agreement.

                                   ARTICLE V


                                 MISCELLANEOUS

     Section 5.1 SUCCESSORS AND ASSIGNS. All guarantees and agreements contained in this Guarantee Agreement shall bind the successors, assigns, receivers, trustees and representatives of the Guarantor and shall inure to the benefit of the Holders of the Common Securities then outstanding.

     Section 5.2 AMENDMENTS. Except with respect to any changes which do not adversely affect the rights of Holders (in which case no consent of Holders will be required), this Guarantee Agreement may only be amended with the prior approval of the Holders of at least 66-2/3% in liquidation amount of all the outstanding Common Securities. The provisions of Section 12.2 of the Declaration with respect to meetings of holders of the Trust Securities apply to the giving of such approval.

     Section 5.3 NOTICES. All notices provided for in this Guarantee Agreement shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by registered or certified mail, as follows:

          (a) if given to the Issuer, in care of the Regular Trustees at the Issuer's mailing address set forth below (or such other address as the Issuer may give notice of to the Holders of the Common Securities):


          NVP Capital III
          6226 West Sahara Avenue
          Las Vegas, Nevada  89146
          Telecopy Number:  (702) 367-5864

          (b) if given to the Guarantor, at the Guarantor's mailing address set forth below (or such other address as the Guarantor may give notice of to the Holders of the Common Securities):


          Nevada Power Company
          6226 West Sahara Avenue
          Las Vegas, Nevada  89146
          Telecopy Number:  (702) 367-5864

          (c) if given to any Holder of Common Securities, at the address set forth on the books and records of the Issuer.

     All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

     Section 5.4 BENEFICIARIES. This Guarantee Agreement is solely for the benefit of the Holders and is not separately transferable from the Common Securities.

     Section 5.5 GOVERNING LAW. THIS GUARANTEE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     THIS GUARANTEE AGREEMENT is executed as of the day and year first above written.


                                                      NEVADA POWER COMPANY



                                                      By:
                                                          --------------------
                                                          Name:
                                                          Title: